                                   FREMONT
                                    FUNDS

A MESSAGE FROM DAVID L. REDO - PRESIDENT AND CEO OF FREMONT INVESTMENT
----------------------------------------------------------------------
ADVISORS, INC.
-------------

Dear Fellow Shareholder:

         We are pleased to send you this report discussing our eight Fremont Mutual Funds for the one year period ended October 31, 1995.

         The Fremont Funds had an excellent year. Some of the highlights include:

o The Fremont U.S. Micro-Cap Fund produced a total return of 38.68% during the period, beating the Russell 2000 Index by 20.36%.

o The Fremont Global Fund, with a 12.78% return for the year, outperformed the average mutual fund in the Lipper Global Flexible investment category by 3.5%.

o The Fremont Growth Fund outperformed the S&P 500 by nearly 2%. It also beat the average growth stock fund by nearly 6% for the year.

o The Fremont Money Market Fund remained in the top five percent of all taxable Money Market Mutual Funds in the country this year.

         Assets under management are steadily growing. On September 13, the Fremont Funds passed the $1 billion mark. I would like to thank each and every investor who helped us reach this milestone.

         Please review the discussion of each of our funds on the following pages. If you have any questions about the information presented, please call us at 1-800-548-4539 (press 1). We look forward to continuing to serve your investment needs, and wish you and your family a very prosperous 1996.


Sincerely,

/s/ Dave

David L. Redo
President and CEO


                            FREMONT MUTUAL FUNDS

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                            FREMONT MUTUAL FUNDS

TABLE OF CONTENTS

QUESTIONS AND ANSWERS

Global Fund                                      5
International Growth Fund                        8
International Small Cap Fund                    10
U.S. Micro-Cap Fund                             12
Growth Fund                                     14
Bond Fund                                       15
Money Market Fund                               16
California Intermediate Tax-Free Fund           17

REPORT OF INDEPENDENT ACCOUNTANTS               18

STATEMENT OF INVESTMENTS
Global Fund                                     19
International Growth Fund                       24
International Small Cap Fund                    26
U.S. Micro-Cap Fund                             29
Growth Fund                                     30
Bond Fund                                       32
Money Market Fund                               34
California Intermediate Tax-Free Fund           35

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities            38
Statements of Operations                        40
Statements of Changes in Net Assets             42

FINANCIAL HIGHLIGHTS                            46

NOTES TO FINANCIAL STATEMENTS                   51

                            FREMONT MUTUAL FUNDS

                                      3
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                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn

FREMONT GLOBAL FUND

Q: How did the Fremont Global Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Global Fund produced a total return of 12.78% for fiscal 1995, on the strength of dramatic U.S. stock and bond performance during the second half of the fiscal year.

Q:  How does this performance compare to other global flexible funds?

A: The Fund's performance was excellent within its peer group. The average return for the funds making up the Lipper Global Flexible category was 9.27% for the same period -- 3.51% below the Fremont Global Fund. This difference can be attributed to smart asset allocation decisions and security selections made by the Fund over the course of the year.

Q:  What worked well for the Fund during this period?

A: The Global Fund was fully invested in global stocks and bonds for most of the fiscal year while cash reserves were at a minimum. This strategy proved very effective, since U.S. stocks and bonds were particularly strong.

Q:  What strategies were less successful?

A: The Fremont Global Fund maintained a slight overweighting in international stocks during fiscal 1995. Although international stocks as a group increased in value, they did not perform as well as U.S. stocks. We also favored Southeast Asian stocks, based on expectations that good earnings growth in this region, combined with lower U.S. interest rates, would boost these stock markets. To date, this has not occurred, although we remain confident that this strategy will pay off in the months ahead.

    (continued on page 6)


FREMONT GLOBAL FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.

                                                                                                              Salomon Non-U.S.
                                                      Lehman Bros. Intermediate                              Govt. Bond Index
           Fremont Global Fund     S&P 500 Index        Govt./Corp. Bond Index           EAFE Index          (Currency Hedged)
           -------------------   ------------------   -------------------------     ------------------      --------------------
           Qtrly                 Qtrly                  Qtrly                       Qtrly                   Qtrly
           Return      Balance   Return     Balance     Return      Balance         Return     Balance      Return       Balance
           ------      -------   ------     -------     ------      -------         ------     -------      ------       -------
18-Nov-88              $10,000              $10,000                 $10,000                    $10,000                   $10,000
30-Nov-88   0.40%      $10,040    2.81%     $10,281     -0.34%       $9,966          1.61%     $10,161       0.11%       $10,011
31-Dec-88   0.83%      $10,123    1.81%     $10,467      0.09%       $9,975          0.56%     $10,218       0.80%       $10,091
31-Jan-89   2.88%      $10,415    7.22%     $11,223      1.05%      $10,080          1.76%     $10,398       0.56%       $10,148
28-Feb-89  -0.87%      $10,325   -2.48%     $10,944     -0.42%      $10,037          0.51%     $10,451      -0.84%       $10,062
31-Mar-89   1.75%      $10,506    2.34%     $11,201      0.43%      $10,081         -1.96%     $10,246       0.69%       $10,132
30-Apr-89   1.63%      $10,677    5.15%     $11,777      2.00%      $10,282          0.93%     $10,341       0.97%       $10,230
31-May-89   1.41%      $10,828    4.05%     $12,254      1.98%      $10,486         -5.44%      $9,779       0.05%       $10,235
30-Jun-89   0.46%      $10,878   -0.55%     $12,187      2.52%      $10,750         -1.68%      $9,614       0.87%       $10,324
31-Jul-89   4.72%      $11,391    8.98%     $13,281      2.05%      $10,970         12.56%     $10,822       2.18%       $10,549
31-Aug-89   1.06%      $11,512    1.93%     $13,538     -1.29%      $10,829         -4.50%     $10,335       0.09%       $10,559
30-Sep-89  -0.44%      $11,462   -0.39%     $13,485      0.47%      $10,880          4.56%     $10,806      -0.53%       $10,503
31-Oct-89  -0.79%      $11,371   -2.36%     $13,167      2.12%      $11,110         -4.02%     $10,371      -0.06%       $10,497
30-Nov-89   1.30%      $11,519    2.07%     $13,439      0.95%      $11,216          5.03%     $10,893      -0.23%       $10,472
31-Dec-89   1.88%      $11,735    2.37%     $13,758      0.28%      $11,247          3.69%     $11,295       0.33%       $10,507
31-Jan-90  -3.09%      $11,373   -6.71%     $12,835     -0.64%      $11,175         -3.73%     $10,874      -1.98%       $10,299
28-Feb-90  -0.37%      $11,331    1.29%     $13,000      0.37%      $11,217         -6.97%     $10,116      -1.49%       $10,145
31-Mar-90   0.38%      $11,373    2.62%     $13,341      0.13%      $11,231        -10.42%      $9,062      -0.05%       $10,140
30-Apr-90  -1.50%      $11,203   -2.48%     $13,010     -0.35%      $11,192         -0.79%      $8,990      -0.08%       $10,132
31-May-90   5.42%      $11,810    9.75%     $14,278      2.20%      $11,438         11.41%     $10,016       2.48%       $10,384
30-Jun-90   0.27%      $11,842   -0.69%     $14,180      1.34%      $11,591         -0.88%      $9,928       0.52%       $10,438
31-Jul-90   0.72%      $11,927   -0.32%     $14,134      1.39%      $11,753          1.41%     $10,068       0.39%       $10,478
31-Aug-90  -4.91%      $11,341   -9.04%     $12,857     -0.41%      $11,704         -9.71%      $9,090      -1.35%       $10,337
30-Sep-90  -4.13%      $10,873   -4.92%     $12,224      0.77%      $11,795        -13.94%      $7,823      -0.56%       $10,279
31-Oct-90   1.82%      $11,070   -0.37%     $12,179      1.16%      $11,931         15.59%      $9,042       2.87%       $10,574
30-Nov-90   2.52%      $11,349    6.43%     $12,961      1.52%      $12,112         -5.90%      $8,509       1.64%       $10,747
31-Dec-90   1.57%      $11,527    2.75%     $13,318      1.37%      $12,278          1.62%      $8,647       1.00%       $10,855
31-Jan-91   2.34%      $11,797    4.42%     $13,907      1.02%      $12,403          3.23%      $8,926       1.90%       $11,061
28-Feb-91   4.00%      $12,270    7.16%     $14,902      0.80%      $12,501         10.72%      $9,883       1.47%       $11,224
31-Mar-91   0.37%      $12,315    2.37%     $15,255      0.68%      $12,586         -6.00%      $9,290       0.05%       $11,229
30-Apr-91   0.46%      $12,371    0.28%     $15,297      1.09%      $12,724          0.98%      $9,381       0.49%       $11,284
31-May-91   1.91%      $12,607    4.30%     $15,955      0.61%      $12,802          1.04%      $9,479       0.59%       $11,351
30-Jun-91  -2.77%      $12,258   -4.56%     $15,228      0.07%      $12,811         -7.35%      $8,782      -0.54%       $11,290
31-Jul-91   2.75%      $12,596    4.68%     $15,940      1.12%      $12,954          4.91%      $9,213       0.91%       $11,392
31-Aug-91   1.70%      $12,810    2.35%     $16,315      1.91%      $13,202         -2.03%      $9,026       1.29%       $11,539
30-Sep-91   0.79%      $12,911   -1.65%     $16,046      1.72%      $13,429          5.64%      $9,535       1.63%       $11,727
31-Oct-91   1.50%      $13,105    1.33%     $16,259      1.14%      $13,582          1.42%      $9,671       0.71%       $11,811
30-Nov-91  -1.78%      $12,872   -4.03%     $15,604      1.15%      $13,738         -4.67%      $9,219       0.32%       $11,848
31-Dec-91   6.24%      $13,676   11.42%     $17,386      2.44%      $14,073          5.16%      $9,695       1.78%       $12,059
31-Jan-92  -0.59%      $13,595   -1.85%     $17,064     -0.91%      $13,946         -2.14%      $9,488       0.84%       $12,161
29-Feb-92   1.12%      $13,747    1.28%     $17,282      0.39%      $14,001         -3.58%      $9,148       0.33%       $12,201
31-Mar-92  -2.04%      $13,466   -1.95%     $16,945     -0.39%      $13,946         -6.60%      $8,544      -0.57%       $12,131
30-Apr-92   0.26%      $13,501    2.92%     $17,440      0.88%      $14,068          0.48%      $8,585       0.31%       $12,169
31-May-92   2.01%      $13,773    0.53%     $17,533      1.55%      $14,286          6.69%      $9,160       1.08%       $12,300
30-Jun-92  -0.86%      $13,655   -1.46%     $17,277      1.48%      $14,498         -4.74%      $8,726       0.41%       $12,351
31-Jul-92   1.13%      $13,808    4.04%     $17,975      1.99%      $14,786         -2.56%      $8,502       0.70%       $12,437
31-Aug-92   0.26%      $13,844   -2.02%     $17,612      1.00%      $14,934          6.27%      $9,035       0.32%       $12,477
30-Sep-92   0.86%      $13,964    1.15%     $17,815      1.36%      $15,138         -1.98%      $8,856       1.64%       $12,682
31-Oct-92   0.51%      $14,035    0.36%     $17,879     -1.30%      $14,941         -5.25%      $8,392       1.71%       $12,898
30-Nov-92   1.30%      $14,218    3.37%     $18,482     -0.38%      $14,884          0.94%      $8,471       0.04%       $12,904
31-Dec-92   1.20%      $14,389    1.30%     $18,722      1.34%      $15,083          0.52%      $8,515       0.95%       $13,026
31-Jan-93   0.43%      $14,450    0.73%     $18,858      1.94%      $15,375         -0.01%      $8,514       1.05%       $13,163
28-Feb-93   1.10%      $14,609    1.36%     $19,115      1.58%      $15,618          3.02%      $8,771       1.83%       $13,405
31-Mar-93   2.10%      $14,916    2.15%     $19,527      0.40%      $15,681          8.72%      $9,536      -0.28%       $13,367
30-Apr-93   0.16%      $14,940   -2.45%     $19,049      0.80%      $15,806          9.49%     $10,441      -0.05%       $13,360
31-May-93   0.99%      $15,089    2.67%     $19,558     -0.22%      $15,771          2.11%     $10,662       0.48%       $13,425
30-Jun-93   0.82%      $15,212    0.33%     $19,623      1.57%      $16,019         -1.56%     $10,495       1.86%       $13,675
31-Jul-93   1.38%      $15,423   -0.49%     $19,526      0.24%      $16,058          3.50%     $10,863       1.12%       $13,829
31-Aug-93   3.07%      $15,896    3.78%     $20,263      1.59%      $16,313          5.40%     $11,449       1.97%       $14,101
30-Sep-93   1.25%      $16,095   -0.74%     $20,114      0.41%      $16,381         -2.25%     $11,192       0.67%       $14,195
31-Oct-93   2.47%      $16,493    2.05%     $20,527      0.27%      $16,425          3.08%     $11,536       1.30%       $14,380
30-Nov-93  -0.99%      $16,330   -0.90%     $20,342     -0.56%      $16,333         -8.74%     $10,528       0.84%       $14,500
31-Dec-93   5.38%      $17,209    1.23%     $20,592      0.46%      $16,408          7.22%     $11,288       1.88%       $14,774
31-Jan-94   1.32%      $17,436    3.36%     $21,284      1.11%      $16,590          8.45%     $12,242      -0.77%       $14,660
28-Feb-94  -2.83%      $16,944   -2.71%     $20,707     -1.48%      $16,344         -0.28%     $12,208      -1.96%       $14,372
31-Mar-94  -4.10%      $16,249   -4.34%     $19,808     -1.65%      $16,075         -4.31%     $11,683      -0.62%       $14,283
30-Apr-94   0.39%      $16,312    1.29%     $20,064     -0.68%      $15,965          4.24%     $12,178      -0.55%       $14,204
31-May-94   0.39%      $16,375    1.63%     $20,392      0.07%      $15,976         -0.57%     $12,108      -0.77%       $14,094
30-Jun-94  -1.08%      $16,198   -2.47%     $19,887      0.01%      $15,978          1.41%     $12,279      -1.09%       $13,940
31-Jul-94   1.95%      $16,514    3.31%     $20,545      1.44%      $16,208          0.96%     $12,397       0.69%       $14,036
31-Aug-94   2.83%      $16,982    4.07%     $21,381      0.31%      $16,259          2.37%     $12,691      -0.95%       $13,902
30-Sep-94  -2.16%      $16,615   -2.42%     $20,864     -0.92%      $16,109         -3.15%     $12,291       0.30%       $13,944
31-Oct-94   0.99%      $16,780    2.30%     $21,344     -0.01%      $16,108          3.33%     $12,700       0.34%       $13,991
30-Nov-94  -1.98%      $16,447   -3.67%     $20,560     -0.45%      $16,035         -4.81%     $12,089       1.30%       $14,173
31-Dec-94   0.26%      $16,491    1.47%     $20,862      0.35%      $16,091          0.63%     $12,166       0.04%       $14,179
31-Jan-95  -1.09%      $16,310    2.59%     $21,403      1.68%      $16,362         -3.84%     $11,699       1.06%       $14,329
28-Feb-95   1.26%      $16,516    3.87%     $22,231      2.07%      $16,700         -0.29%     $11,665       1.27%       $14,511
31-Mar-95   2.19%      $16,877    2.96%     $22,889      0.57%      $16,795          6.24%     $12,392       2.21%       $14,832
30-Apr-95   2.14%      $17,238    2.95%     $23,564      1.24%      $17,004          3.76%     $12,858       1.60%       $15,069
31-May-95   3.56%      $17,851    3.96%     $24,498      3.02%      $17,517         -1.19%     $12,705       3.20%       $15,551
30-Jun-95   1.17%      $18,060    2.35%     $25,073      0.67%      $17,635         -1.75%     $12,483      -0.15%       $15,528
31-Jul-95   3.03%      $18,608    3.33%     $25,908      0.01%      $17,636          6.23%     $13,261       1.19%       $15,713
31-Aug-95  -0.21%      $18,568    0.23%     $25,968      0.91%      $17,797         -3.81%     $12,756       0.71%       $15,824
30-Sep-95   1.56%      $18,858    4.17%     $27,051      0.72%      $17,925          1.95%     $13,004       1.64%       $16,084
31-Oct-95   0.35%      $18,924   -0.28%     $26,975      1.11%      $18,124         -2.69%     $12,654       1.04%       $16,251


Average Annual Returns for Periods Ended 10/31/95
1 Year                            12.78%
2 Years                            7.12%
3 Years                           10.48%
4 Years                            9.62%
5 Years                           11.32%
Since Inception (11/18/88)         9.61%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index, or the Lehman Bros. Intermediate Government/ Corporate Index.


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn

FREMONT GLOBAL FUND  (CONT'D.)

Q:  What impact did economic developments have upon the Fund this year?

A: The "soft landing" of the U.S. economy during 1995 contributed significantly to the Fund's results. The rapid economic growth in 1994 created inflation concerns, driving interest rates upward and pushing the prices of financial assets downward. In early 1995, however, the U.S. economy decelerated to a slow, sustainable pace, quieting fears of higher inflation. Interest rates in most countries fell, while corporate profits continued to expand. The resulting economic environment has proven very positive for financial assets.

Q:  What is the Fund's latest asset mix?

A: The Fund's asset mix as of October 31, 1995 is shown in the table on the right. The Fund remains fully invested, with roughly 70% in global stocks and an underweighting in global bonds. This asset allocation strategy reflects our expectation that the global economic environment in the period ahead will be rewarding.


FREMONT GLOBAL FUND ASSET MIX

                ASSET MIX       ASSET MIX      "NEUTRAL"    LONG-TERM
ASSET CLASS     10/31/95        4/30/95           MIX    ASSET MIX RANGES
STOCKS
 U.S.           35%             27%             32.5%
 Foreign        35%             32%             32.5%
                ---             ---             -----
Total Stocks    70%             59%             65%          40% - 75%

Bonds
 U.S.           10%             20%             13%
 Foreign        15%             11%             17%
                ---             ---             ---
Total Bonds     25%             31%             30%          12% - 55%
----------------------------------------------------------------------
CASH RESERVES    5%             10%              5%           2% - 48%
----------------------------------------------------------------------
TOTAL          100%            100%            100%


(continued on page 7)

                          THE FREMONT GLOBAL FUND'S
              GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1995

United Kingdom
2.5%

Continental Europe
21.4%

United States/
Canada
53.3%

Hong Kong/
Singapore/Malaysia
6.0%

Japan
5.1%

Emerging Markets:
Latin America
2.3%

Other Emerging Markets:
Including Thailand, Indonesia,
The Philippines,
South Korea and Others
7.7%

Australia/
New Zealand
1.7%


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn

FREMONT GLOBAL FUND  (CONT'D.)

Q:  What is your current outlook for the Fund?

A: We anticipate slow economic growth, stable inflation, declining interest rates, and steady corporate earnings in the coming months -- all of which should have a positive impact on global financial assets. We believe that stocks in Southeast Asia and some European markets show the most potential over the next several months. Southeast Asian markets should eventually respond to lower U.S. interest rates and rising corporate earnings. In Europe, corporate earnings should be quite solid and interest rates could continue to decline. In addition, a degree of pessimism pervades all of these markets, a factor that indicates that some very good values exist.


Sincerely,


The Fremont Asset Allocation Committee
Dave Redo        Vince Kuhn
Pete Landini     Bob Haddick



                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.

FREMONT INTERNATIONAL GROWTH FUND

Q: How did the Fremont International Growth Fund perform for the fiscal year ended October 31, 1995?

A: In a difficult year for international markets, the Fremont International Growth Fund produced a total return of 0.13% for the period ended October 31, 1995. This performance compares favorably both with the performance of other international funds and that of the Europe, Australia, & Far East
    (EAFE) Index.

    During the same period, the average total return for the funds comprising the Lipper International category was -1.09%, while the EAFE Index of international stocks returned -0.36%.

Q:  What worked well during this period?

A: A number of profitable stock selections helped the Fund's performance. Roche Holdings AG of Switzerland did very well during the past twelve months, posting a total return of 65%, and Autoliv AB of Sweden was up 64%. Not far behind was Finland's Nokia AB, with a total return of 55% for the year ended October 31, 1995. In addition, we reduced the Fund's cash position by roughly 6% in early April, allowing the Fund to participate fully in the recoveries of many international stock markets.

Q:  What was less successful?

A: The Fund's exposure to the developing markets in Latin America and Asia added little to performance this past year. Southeast Asian markets rallied sharply in the spring, only to slip back in the summer and fall. Our current overweighting in emerging markets is one of the key strategies used in managing the International Growth Fund. Although the portfolio will go through cyclical phases as a result of its high emerging market content, we believe that these markets will produce superior growth that will drive stock prices much higher in the years ahead.

Q:  What is your current strategy?

A: Our current allocations by region include 21% in Japan, 36% in other Asian markets, 35% in Europe, 3% in Latin America and 5% in cash. Compared to the EAFE Index, which does not include the emerging markets, we


    (continued on page 9)


FREMONT INTERNATIONAL GROWTH FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, March 1, 1994

                Fremont International
                    Growth Fund                 EAFE Index
                ---------------------       -------------------
                Qtrly                       Qtrly
                Return        Balance       Return      Balance
                ------        -------       ------      -------
01-Mar-94                     $10,000                   $10,000
31-Mar-94       -3.66%        $ 9,634       -4.31%      $ 9,569
30-Apr-94        0.33%        $ 9,666        4.24%      $ 9,975
31-May-94        0.11%        $ 9,676       -0.57%      $ 9,918
30-Jun-94       -1.94%        $ 9,488        1.41%      $10,058
31-Jul-94        2.42%        $ 9,718        0.96%      $10,155
31-Aug-94        4.73%        $10,178        2.37%      $10,395
30-Sep-94       -1.44%        $10,031       -3.15%      $10,068
31-Oct-94        1.98%        $10,230        3.33%      $10,403
30-Nov-94       -4.80%        $ 9,739       -4.81%      $ 9,903
31-Dec-94       -0.51%        $ 9,689        0.63%      $ 9,965
31-Jan-95       -6.90%        $ 9,020       -3.84%      $ 9,582
28-Feb-95        1.97%        $ 9,198       -0.29%      $ 9,555
31-Mar-95        2.05%        $ 9,386        6.24%      $10,151
30-Apr-95        3.34%        $ 9,699        3.76%      $10,533
31-May-95        2.59%        $ 9,950       -1.19%      $10,407
30-Jun-95        2.10%        $10,159       -1.75%      $10,225
31-Jul-95        5.66%        $10,734        6.23%      $10,862
31-Aug-95       -2.43%        $10,473       -3.81%      $10,448
30-Sep-95        0.70%        $10,546        1.95%      $10,652
31-Oct-95       -2.87%        $10,243       -2.69%      $10,366

Average Annual Returns for Periods Ended 10/31/95
1 Year                             0.13%
Since Inception (3/1/94)           1.45%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.

FREMONT INTERNATIONAL GROWTH FUND  (CONT'D.)

    are continuing to underweight the Japanese and European markets and overweight the emerging markets of Southeast Asia. We are especially enthusiastic about the potential for the Southeast Asian markets where we are forecasting a long-term growth rate of 6 to 7% -- well beyond the 2 to 3% expected growth the major industrialized countries.

Q:  What is your current outlook for the Fund?

A: In 1995, interest rates in most countries fell and corporate profits continued to expand. Slow, non-inflationary growth in the global economy continues to be a positive market force. As we enter fiscal 1996, we anticipate a more favorable environment for international financial assets, and continue to believe that the greatest potential will be found in Southeast Asian stocks, as well as in some European markets.

    While they have been slow to respond to declining U.S. interest rates and rising international corporate earnings, the markets of Southeast Asia should eventually react positively. In Europe, solid corporate earnings and declining interest rates should continue. Finally, we plan to invest in a number of well-priced stocks as many investors remain on the sidelines waiting for the markets to rebound.

    Sincerely,

    Andrew L. Pang
    Portfolio Manager


NOTE:
On September 1, 1995, Fremont Investment Advisors replaced Sit/Kim International Investment Associates, Inc. as the advisor for the Fremont International Growth Fund.

                   THE FREMONT INTERNATIONAL GROWTH FUND'S
              GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1995

United Kingdom
5.0%

Continental Europe
29.7%

United States
5.1% (cash)

Hong Kong/
Singapore/Malaysia
14.2%

Japan
21.4%

Emerging Markets:
Latin America
3.4%

Other Emerging Markets:
Including Thailand,
The Philippines, Indonesia, Taiwan
and Others
17.8%

Australia/
New Zealand
3.4%


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.

FREMONT INTERNATIONAL SMALL CAP FUND

Q: How did the Fremont International Small Cap Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont International Small Cap Fund produced a total return of -7.96% for the fiscal year. During the same twelve months, the Salomon Brothers Extended Market Index of the Europe and Pacific countries (EMI) recorded a return of -4.70%. The average for funds comprising the Lipper
    International Small Company category was -2.75%.

Q:  What worked well for the Fund during this period?

A: The Fund's Japanese investments were limited during the entire period, which protected investors from the effects of a volatile year. At the same time, the vast depth and breadth of the Japanese market made it possible to buy a number of stocks that performed extremely well. Stock selection also contributed positively to portfolio performance in the U.K., as this market reached all-time highs and smaller, value-oriented stocks did well. A relatively strong presence in the Australia and New Zealand markets, as well as the emerging markets of Turkey, Greece and Thailand, also contributed to returns.

Q:  What strategies were less successful?

A: The weak dollar and Mexican economic crisis shook investor confidence and resulted in volatile international markets during the first half of the fiscal year. This hurt the returns of smaller, value-oriented stocks as investors moved towards larger, growth-oriented stocks. Extremely small "micro-cap" foreign stocks, like many of those held by the Fund, proved particularly vulnerable. While this trend reversed itself in the third quarter, it nevertheless had a substantial negative impact on the Fund's performance.

    In terms of specific portfolio selections, the Fund's relatively strong presence in France had a mixed effect, adding value in the first half but detracting from returns later on. Our comparatively light participation in the German market had a negative effect during the first three quarters, but has recently begun to pay off. In addition, some emerging markets investments dampened performance, particularly during the first half of the year.

Q:  What changes were made to the country allocations during the year?


    (continued on page 11)

FREMONT INTERNATIONAL SMALL CAP FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, June 30, 1994.

             Fremont International         Salomon Brothers
                Small Cap Fund                EMI Index
             ---------------------        ------------------
               Qtrly                      Qtrly
              Return     Balance          Return     Balance
              ------     -------          ------     -------
30-Jun-94                $10,000                     $10,000
31-Jul-94       1.30%    $10,130            1.14%    $10,114
31-Aug-94       2.37%    $10,370            1.06%    $10,221
30-Sep-94      -4.34%    $ 9,920           -2.86%    $ 9,929
31-Oct-94      -0.60%    $ 9,860            1.81%    $10,109
30-Nov-94      -5.58%    $ 9,310           -6.24%    $ 9,478
31-Dec-94      -3.11%    $ 9,020            1.34%    $ 9,605
31-Jan-95      -5.32%    $ 8,540           -3.25%    $ 9,293
28-Feb-95      -0.94%    $ 8,460           -1.46%    $ 9,157
31-Mar-95       2.25%    $ 8,650            4.25%    $ 9,546
30-Apr-95       3.47%    $ 8,950            3.00%    $ 9,833
31-May-95       2.57%    $ 9,180           -1.75%    $ 9,660
30-Jun-95      -0.98%    $ 9,090           -1.23%    $ 9,542
31-Jul-95       5.61%    $ 9,600            5.83%    $10,098
31-Aug-95      -2.19%    $ 9,390           -2.53%    $ 9,842
30-Sep-95       0.43%    $ 9,430            0.78%    $ 9,919
31-Oct-95      -3.76%    $ 9,075           -2.88%    $ 9,634

Average Annual Returns for Periods Ended 10/31/95
1 Year                      -7.96%
Since Inception (6/30/94)   -7.01%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.

FREMONT INTERNATIONAL SMALL CAP FUND  (CONT'D.)

A: During the first six months, the most significant changes to the portfolio involved an increased allocation to emerging markets, which started at roughly 7% of the portfolio and grew to 28%. In the developed markets, we reduced our emphasis on Japan during the first half of the year, but recently increased it again. Allocations in France and Germany remained fairly steady throughout the year.

Q:  What is the Fund's current strategy?

A: While small cap stocks have recently underperformed larger stocks, this trend may be reversing. Over the long term, smaller cap stocks have significantly outperformed other sectors, and we believe they will do so in the future. Based on this belief, the portfolio continues to emphasize smaller micro-cap stocks, and companies that tend to be either cyclical or sensitive to changes.

    The portfolio currently emphasizes a range of attractive developed markets, such as France, Canada, Hong Kong, the Netherlands and Australia, as well as relatively liquid markets in expanding economies, such as those of Brazil, Thailand, and Greece.

    Overall, it is our view that a value-oriented small cap approach will prosper in the coming months. More importantly, we believe the Fund's investment process, which combines a fundamental value approach with earnings growth trends and other important data, will be successful in identifying formance small cap companies for the Fund's portfolio.

    Sincerely,

    Dr. Gary L. Bergstrom
    Portfolio Manager


ABOUT THE
SUB-ADVISOR:
Acadian Asset Management Inc.
manages over $2 billion
in international small cap portfolios.

                 THE FREMONT INTERNATIONAL SMALL CAP FUND'S
              GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1995

United Kingdom
5.7%

Continental Europe
28.2%

United States/
Canada
3.6%

Hong Kong/
Singapore/Malaysia
12.3%

Japan
14.6%

Emerging Markets:
Latin America
11.0%

Other Emerging Markets:
Including Greece, Thailand,
South Africa, Czech Republic, Turkey
and Others
16.7%

Australia/
New Zealand
7.9%


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.

FREMONT U.S. MICRO-CAP FUND

Q: How did the Fremont U.S. Micro-Cap Fund perform for the fiscal year ended October 31, 1995?

A: For the year, the U.S. Micro-Cap Fund posted an impressive return of 38.68%, outperforming the Russell 2000 Index by more than a two-to-one margin. The Russell 2000 Index, a widely-used gauge of small company performance, rose a much lower 18.32% over the same period.

Q:  Why did the fund perform so well?

A: The overall investment environment for stocks was very favorable throughout fiscal 1995. A combination of relatively low inflation, declining interest rates and strong growth in corporate earnings produced excellent stock market performance. In general, however, larger company stocks tended to outperform smaller companies, as evidenced by the 26.39% increase in the S&P 500 Index. The fact that the performance of the U.S. Micro-Cap Fund outpaced even this figure indicates that superior stock selection was at the heart of the Fund's success.

Q: How does the Fund's performance compare with that of other micro-cap funds?

A: The Fund's strategy of searching out successful micro-cap companies that have the potential to develop into tomorrow's small cap, medium cap and, in some cases, large cap companies proved extremely successful during the fiscal year. Reliance on this strategy allowed the Fund to outperform most other micro-cap funds.

Q:  What strategies worked well for the Fund?

A: Investments in early-stage emerging growth companies had a dramatic impact on the Fund's overall success. This was especially true of technology stocks, which led the market throughout most of the year. Verity Inc., Garden Ridge Corp., Veritas Software, Delta and Pine Land, and PRI Automation provided the most substantial gains for the Fund.

    Equally important to the Fund's overall success was our ability to minimize losses. Over the course of the year, gains were roughly three times greater than losses.

Q:  What aspects were less successful?

    (continued on page 13)

FREMONT U.S. MICRO-CAP FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, June 30, 1994.

                   Fremont U.S.
                   Micro-Cap Fund       Russell 2000 Index
                ------------------      ------------------
                Qtrly                   Qtrly
                Return     Balance      Return     Balance
                ------     -------      ------     -------
30-Jun-94                 $10,000                 $10,000
31-Jul-94        2.20%    $10,220        1.64%    $10,164
31-Aug-94        0.98%    $10,320        5.57%    $10,730
30-Sep-94        1.45%    $10,470       -0.34%    $10,694
31-Oct-94       -1.05%    $10,360       -0.40%    $10,651
30-Nov-94       -3.48%    $10,000       -4.04%    $10,221
31-Dec-94        1.50%    $10,150        2.68%    $10,494
31-Jan-95        1.97%    $10,350       -1.26%    $10,362
28-Feb-95        3.10%    $10,671        4.16%    $10,793
31-Mar-95        4.23%    $11,122        1.71%    $10,978
30-Apr-95        2.43%    $11,392        2.22%    $11,222
31-May-95        4.57%    $11,913        1.72%    $11,415
30-Jun-95        4.88%    $12,495        5.19%    $12,007
31-Jul-95        6.82%    $13,346        5.76%    $12,699
31-Aug-95        6.31%    $14,188        2.07%    $12,961
30-Sep-95        2.54%    $14,549        1.79%    $13,193
31-Oct-95       -1.24%    $14,368       -4.48%    $12,602

Average Annual Returns for Periods Ended 10/31/95
1 Year                       38.68%
Since Inception (6/30/94)    31.16%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.

FREMONT U.S. MICRO-CAP FUND (CONT'D.)

A: While successful stock selections far outweighed unsuccessful ones, several disappointing investments prevented the Fund from reaching even higher levels of performance. The largest loss resulted from an investment in Vmark Software which experienced problems integrating an acquisition.

Q:  What is your current outlook for U.S. micro-cap stocks?

A: Micro-cap stocks are becoming more widely recognized as a separate asset class. During the past year, more investment advisers and institutional investors have recognized the benefits of micro-cap investing -- the potential of higher long-term rates of return and better diversification -- as well as the importance of specialized micro-cap investment management. The result has been an increase in cash flows into the micro-cap sector of the market.

    We expect the trend toward micro-cap investing to accelerate. With roughly 4,000 publicly-traded companies having market capitalizations between $10 million and $225 million, there is a huge opportunity to find successful micro-cap companies before they become widely recognized by other investors.

    Stock selection is the "key to success" in micro-cap investing, and we believe that our fundamental approach to investment research -- financial analysis combined with company visits and the discussion of overall strategies with top management -- provides the Fund with the opportunity for continued exceptional performance.

    As we enter fiscal 1996, we are optimistic that well-selected micro-cap companies will provide excellent returns to investors in the Fremont U.S. Micro-Cap Fund.

    Sincerely,

    Robert E. Kern
    Portfolio Manager


ABOUT THE
SUB-ADVISOR:
Morgan Grenfell Capital Management, Inc.
manages over $500
million in small- and micro-cap stocks.


                            FREMONT MUTUAL FUNDS

FREMONT GROWTH FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, August 14, 1992.

               Fremont Growth Fund         S&P 500 Index
               -------------------      ------------------
                Qtrly                   Qtrly
                Return     Balance      Return     Balance
                ------     -------      ------     -------
 14-Aug-92                 $10,000                 $10,000
 31-Aug-92       -1.01%    $ 9,899       -1.27%    $ 9,873
 30-Sep-92        1.93%    $10,091        1.15%    $ 9,987
 31-Oct-92        1.08%    $10,200        0.36%    $10,023
 30-Nov-92        4.46%    $10,655        3.37%    $10,361
 31-Dec-92        1.57%    $10,822        1.30%    $10,495
 31-Jan-93        1.22%    $10,954        0.73%    $10,572
 28-Feb-93       -1.02%    $10,843        1.36%    $10,716
 31-Mar-93        1.50%    $11,005        2.15%    $10,947
 30-Apr-93       -3.60%    $10,609       -2.45%    $10,679
 31-May-93        2.40%    $10,863        2.67%    $10,964
 30-Jun-93        0.75%    $10,945        0.33%    $11,000
 31-Jul-93       -0.09%    $10,935       -0.49%    $10,946
 31-Aug-93        3.36%    $11,302        3.78%    $11,359
 30-Sep-93        0.99%    $11,414       -0.74%    $11,276
 31-Oct-93        0.80%    $11,506        2.05%    $11,507
 30-Nov-93       -2.04%    $11,270       -0.90%    $11,404
 31-Dec-93        2.18%    $11,516        1.23%    $11,544
 31-Jan-94        3.40%    $11,907        3.36%    $11,932
 28-Feb-94       -3.11%    $11,536       -2.71%    $11,608
 31-Mar-94       -5.27%    $10,929       -4.34%    $11,104
 30-Apr-94        1.13%    $11,052        1.29%    $11,248
 31-May-94        0.37%    $11,093        1.63%    $11,432
 30-Jun-94       -3.35%    $10,722       -2.47%    $11,149
 31-Jul-94        4.04%    $11,155        3.31%    $11,518
 31-Aug-94        5.10%    $11,724        4.07%    $11,986
 30-Sep-94       -2.12%    $11,476       -2.42%    $11,696
 31-Oct-94        1.98%    $11,704        2.30%    $11,965
 30-Nov-94       -3.15%    $11,335       -3.67%    $11,526
 31-Dec-94        2.02%    $11,563        1.47%    $11,695
 31-Jan-95        0.40%    $11,609        2.59%    $11,998
 28-Feb-95        3.25%    $11,987        3.87%    $12,463
 31-Mar-95        2.67%    $12,307        2.96%    $12,832
 30-Apr-95        2.14%    $12,570        2.95%    $13,210
 31-May-95        3.28%    $12,982        3.96%    $13,733
 30-Jun-95        4.93%    $13,622        2.35%    $14,056
 31-Jul-95        4.45%    $14,228        3.33%    $14,524
 31-Aug-95        1.37%    $14,423        0.23%    $14,557
 30-Sep-95        3.89%    $14,983        4.17%    $15,164
 31-Oct-95        0.08%    $14,995       -0.28%    $15,122

Average Annual Returns for Periods Ended 10/31/95
1 Year                       28.12%
2 Years                      14.17%
3 Years                      13.72%
Since Inception (08/14/92)   13.44%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.



QUESTIONS & ANSWERS

Andrew L. Pang, Fremont Investment Advisors, Inc.
Eugene C. Sit, Sit Investment Associates, Inc.

FREMONT GROWTH FUND

Q: How did the Fremont Growth Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Growth Fund produced a total return of 28.12% for the fiscal year ended October 31, 1995. This compares favorably both with the 26.39% return posted by the S&P 500 Index and the 18.32% return of the Russell 2000 Index.

    The Fund also outpaced other growth funds. The average return for the funds in the Lipper Growth category was 22.14% -- approximately 6% less than that of the Fremont Growth Fund.

Q:  What worked well during this period?

A: Larger companies significantly outperformed smaller companies for the Fund, during the twelve-month period. Two of the Fund's most heavily weighted industry groups, technology and health care, performed very well. Among the top performers were Micron Technology (253%), Cisco Systems (157%) and Xilinx (137%).

Q:  What strategies were less successful?

A: The retail sector was weak throughout the year. Even with only 4% of the Fund's assets invested in the retail sector, poor performance by such well-known companies as Toys R Us, Home Depot and Wal-Mart had a negative impact on overall performance.

Q:  What is the Fund's current strategy?

A: Throughout the past year, we slowly moved the Fund toward a more growth-oriented stance. The fund was fully invested with cash reserves of only 4% on October 31, 1995. We continue to emphasize technology stocks (23% of the Fund's portfolio) and health care stocks (16%) based upon our projections of continued strong earnings growth in these sectors.

Q:  What is your current outlook for the Fund?

A: The Federal Reserve appears to have pulled off the "soft landing" it was striving for, creating an outstanding environment for stock market investing. As long as the economy continues to grow at a modest pace and inflation remains under control, the Fremont Growth Fund should continue to perform well.

    Sincerely,

    Andrew L. Pang
    Eugene C. Sit
    Portfolio Managers

                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

Bill Gross, Portfolio Manager
Pacific Investment Management Company

FREMONT BOND FUND

Q: How did the Fremont Bond Fund perform for the fiscal year ended October 31,1995?

A: The Fremont Bond Fund returned 16.49% for the fiscal year, outpacing the 15.65% performance of the Lehman Brothers Aggregate Bond Index during the same period.

Q:  What strategies worked well for the Fund during this period?

A: Federal Reserve policy played a major role in the bond market and our portfolio strategy. Early in the year, the Fed raised rates to slow the rapid economic growth to a more modest pace. The Fed then cut rates in July. While this environment created turbulence in bond prices, it also presented opportunities that the Fund was able to capitalize upon.

    For much of the year, we maintained relatively long average maturities within the Fund's portfolio, allowing the Fund to capture more capital appreciation, which in turn boosted returns. In addition, the Fund benefitted as we adjusted exposures to emphasize the most attractive portion of the yield curve. Our allocation to currency-hedged German bonds was another plus, as these securities outperformed U.S. bonds.

Q:  What strategies were less successful?

A: Over most of the year, we de-emphasized corporate bonds, feeling that their added risk did not justify the additional yields they offered relative to Treasury securities. As it turned out, corporate bonds were the top performers in the U.S. market, with lower-quality issues posting the strongest gains.

Q:  What is your current strategy for the Fund?

A: We expect interest rates to continue downward over the next several quarters and will maintain a higher average maturity to take advantage of capital gains. We will also continue to limit emphasis on intermediate and long corporate bonds. Within the mortgage sector, we expect to selectively reduce prepayment exposure. Finally, we will continue to invest in international bonds, focusing on the core European markets.

    Sincerely,

    Bill Gross
    Portfolio Manager


ABOUT THE
SUB-ADVISOR:
Pacific Investment Management Co. (PIMCO) manages over $50 billion for institutions and is the sub-advisor for the Bond Fund.

FREMONT BOND FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, April 30, 1993.

                                         Lehman Bros.
               Fremont Bond Fund       Aggregate Bond Index
               -----------------       --------------------
               Qtrly                   Qtrly
               Return     Balance      Return     Balance
               ------     -------      ------     -------
30-Apr-93                 $10,000                 $10,000
31-May-93       -0.37%     $9,963        0.13%    $10,013
30-Jun-93        2.20%    $10,182        1.81%    $10,194
31-Jul-93        0.16%    $10,198        0.57%    $10,252
31-Aug-93        2.12%    $10,415        1.75%    $10,432
30-Sep-93        0.63%    $10,481        0.27%    $10,460
31-Oct-93        0.32%    $10,515        0.37%    $10,499
30-Nov-93       -1.41%    $10,366       -0.85%    $10,410
31-Dec-93        0.68%    $10,437        0.54%    $10,466
31-Jan-94        1.42%    $10,585        1.35%    $10,607
28-Feb-94       -1.86%    $10,388       -1.74%    $10,423
31-Mar-94       -2.32%    $10,147       -2.47%    $10,166
30-Apr-94       -0.97%    $10,049       -0.80%    $10,085
31-May-94       -0.89%     $9,959       -0.01%    $10,083
30-Jun-94        0.66%    $10,025       -0.22%    $10,061
31-Jul-94        1.79%    $10,205        1.99%    $10,261
31-Aug-94        0.25%    $10,230        0.12%    $10,274
30-Sep-94       -1.21%    $10,106       -1.47%    $10,123
31-Oct-94       -0.55%    $10,050       -0.09%    $10,114
30-Nov-94       -0.30%    $10,020       -0.22%    $10,091
31-Dec-94       -0.02%    $10,018        0.69%    $10,161
31-Jan-95        2.23%    $10,242        1.98%    $10,362
28-Feb-95        2.74%    $10,522        2.38%    $10,609
31-Mar-95        0.94%    $10,621        0.61%    $10,674
30-Apr-95        1.90%    $10,823        1.40%    $10,823
31-May-95        3.74%    $11,228        3.87%    $11,242
30-Jun-95        0.63%    $11,299        0.73%    $11,324
31-Jul-95       -0.32%    $11,263       -0.22%    $11,299
31-Aug-95        1.19%    $11,397        1.21%    $11,436
30-Sep-95        1.16%    $11,530        0.97%    $11,547
31-Oct-95        1.54%    $11,707        1.30%    $11,697


Average Annual Returns for Periods Ended 10/31/95
1 Year                       16.49%
2 Years                       5.52%
Since Inception (4/30/93)     6.50%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                            FREMONT MUTUAL FUNDS

FREMONT MONEY MARKET FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.


                                            U.S. 91-Day         Donoghue First Tier
              Fremont Money Market Fund     T-Bill Index         Taxable Average
              -------------------------  ------------------     -------------------
                  Qtrly                   Qtrly                    Qtrly
                 Return    Balance        Return    Balance       Return    Balance
                 ------    -------        ------    -------       ------    -------
18-Nov-88                  $10,000                  $10,000                 $10,000
30-Nov-88         0.27%    $10,027         0.26%    $10,026        0.25%    $10,025
31-Dec-88         0.68%    $10,096         0.67%    $10,093        0.65%    $10,090
31-Jan-89         0.74%    $10,170         0.69%    $10,163        0.68%    $10,159
28-Feb-89         0.65%    $10,237         0.72%    $10,236        0.68%    $10,228
31-Mar-89         0.77%    $10,315         0.73%    $10,311        0.71%    $10,300
30-Apr-89         0.72%    $10,389         0.70%    $10,383        0.74%    $10,377
31-May-89         0.83%    $10,475         0.71%    $10,457        0.73%    $10,452
30-Jun-89         0.74%    $10,552         0.66%    $10,526        0.72%    $10,528
31-Jul-89         0.73%    $10,630         0.63%    $10,592        0.69%    $10,600
31-Aug-89         0.71%    $10,705         0.65%    $10,661        0.66%    $10,670
30-Sep-89         0.65%    $10,775         0.66%    $10,731        0.66%    $10,741
31-Oct-89         0.72%    $10,852         0.76%    $10,813        0.66%    $10,812
30-Nov-89         0.66%    $10,924         0.69%    $10,887        0.64%    $10,881
31-Dec-89         0.63%    $10,993         0.62%    $10,955        0.63%    $10,949
31-Jan-90         0.67%    $11,067         0.66%    $11,027        0.62%    $11,017
28-Feb-90         0.59%    $11,132         0.60%    $11,093        0.61%    $11,084
31-Mar-90         0.63%    $11,202         0.67%    $11,168        0.61%    $11,152
30-Apr-90         0.66%    $11,276         0.65%    $11,240        0.62%    $11,221
31-May-90         0.66%    $11,350         0.68%    $11,317        0.62%    $11,291
30-Jun-90         0.62%    $11,420         0.65%    $11,390        0.61%    $11,360
31-Jul-90         0.68%    $11,498         0.66%    $11,465        0.61%    $11,429
31-Aug-90         0.65%    $11,573         0.65%    $11,540        0.60%    $11,498
30-Sep-90         0.58%    $11,640         0.61%    $11,610        0.60%    $11,567
31-Oct-90         0.68%    $11,719         0.62%    $11,682        0.60%    $11,636
30-Nov-90         0.62%    $11,792         0.59%    $11,751        0.59%    $11,704
31-Dec-90         0.64%    $11,867         0.59%    $11,821        0.59%    $11,773
31-Jan-91         0.62%    $11,941         0.57%    $11,888        0.56%    $11,839
28-Feb-91         0.53%    $12,005         0.49%    $11,946        0.52%    $11,901
31-Mar-91         0.50%    $12,065         0.52%    $12,008        0.49%    $11,959
30-Apr-91         0.57%    $12,134         0.48%    $12,066        0.47%    $12,015
31-May-91         0.50%    $12,195         0.48%    $12,124        0.44%    $12,068
30-Jun-91         0.44%    $12,249         0.46%    $12,180        0.44%    $12,121
31-Jul-91         0.52%    $12,312         0.48%    $12,238        0.44%    $12,174
31-Aug-91         0.46%    $12,369         0.47%    $12,296        0.43%    $12,227
30-Sep-91         0.47%    $12,427         0.44%    $12,350        0.42%    $12,278
31-Oct-91         0.44%    $12,482         0.44%    $12,404        0.41%    $12,328
30-Nov-91         0.39%    $12,531         0.40%    $12,454        0.39%    $12,375
31-Dec-91         0.42%    $12,584         0.37%    $12,500        0.38%    $12,422
31-Jan-92         0.37%    $12,630         0.35%    $12,543        0.34%    $12,464
29-Feb-92         0.30%    $12,668         0.31%    $12,582        0.31%    $12,502
31-Mar-92         0.31%    $12,708         0.34%    $12,625        0.30%    $12,540
30-Apr-92         0.29%    $12,744         0.32%    $12,666        0.29%    $12,576
31-May-92         0.27%    $12,779         0.33%    $12,707        0.28%    $12,612
30-Jun-92         0.30%    $12,817         0.30%    $12,745        0.28%    $12,647
31-Jul-92         0.27%    $12,852         0.30%    $12,784        0.26%    $12,680
31-Aug-92         0.26%    $12,885         0.28%    $12,819        0.25%    $12,711
30-Sep-92         0.24%    $12,917         0.25%    $12,852        0.24%    $12,741
31-Oct-92         0.24%    $12,947         0.25%    $12,884        0.22%    $12,769
30-Nov-92         0.24%    $12,978         0.25%    $12,916        0.22%    $12,798
31-Dec-92         0.23%    $13,008         0.27%    $12,951        0.23%    $12,828
31-Jan-93         0.21%    $13,036         0.27%    $12,986        0.23%    $12,857
28-Feb-93         0.20%    $13,062         0.23%    $13,016        0.22%    $12,885
31-Mar-93         0.24%    $13,093         0.25%    $13,048        0.21%    $12,912
30-Apr-93         0.22%    $13,122         0.24%    $13,080        0.21%    $12,939
31-May-93         0.20%    $13,148         0.25%    $13,113        0.21%    $12,967
30-Jun-93         0.23%    $13,178         0.25%    $13,147        0.21%    $12,994
31-Jul-93         0.22%    $13,208         0.26%    $13,181        0.21%    $13,021
31-Aug-93         0.21%    $13,235         0.26%    $13,215        0.21%    $13,049
30-Sep-93         0.21%    $13,263         0.25%    $13,248        0.21%    $13,076
31-Oct-93         0.22%    $13,291         0.26%    $13,282        0.21%    $13,104
30-Nov-93         0.21%    $13,320         0.25%    $13,315        0.21%    $13,132
31-Dec-93         0.24%    $13,351         0.26%    $13,351        0.22%    $13,161
31-Jan-94         0.21%    $13,379         0.26%    $13,385        0.22%    $13,189
28-Feb-94         0.20%    $13,406         0.24%    $13,418        0.22%    $13,218
31-Mar-94         0.23%    $13,437         0.28%    $13,455        0.23%    $13,248
30-Apr-94         0.25%    $13,470         0.30%    $13,496        0.25%    $13,281
31-May-94         0.31%    $13,512         0.33%    $13,540        0.27%    $13,317
30-Jun-94         0.32%    $13,556         0.34%    $13,586        0.29%    $13,356
31-Jul-94         0.35%    $13,603         0.36%    $13,636        0.31%    $13,397
31-Aug-94         0.36%    $13,651         0.37%    $13,687        0.32%    $13,439
30-Sep-94         0.36%    $13,701         0.37%    $13,737        0.34%    $13,485
31-Oct-94         0.40%    $13,755         0.41%    $13,794        0.35%    $13,532
30-Nov-94         0.41%    $13,812         0.42%    $13,852        0.37%    $13,582
31-Dec-94         0.50%    $13,880         0.46%    $13,915        0.40%    $13,636
31-Jan-95         0.45%    $13,943         0.46%    $13,979        0.42%    $13,694
28-Feb-95         0.45%    $14,006         0.44%    $14,041        0.44%    $13,754
31-Mar-95         0.54%    $14,081         0.49%    $14,110        0.45%    $13,816
30-Apr-95         0.46%    $14,145         0.48%    $14,177        0.45%    $13,877
31-May-95         0.50%    $14,216         0.49%    $14,247        0.44%    $13,939
30-Jun-95         0.51%    $14,289         0.47%    $14,314        0.44%    $14,000
31-Jul-95         0.46%    $14,355         0.49%    $14,384        0.43%    $14,060
31-Aug-95         0.48%    $14,423         0.47%    $14,452        0.43%    $14,120
30-Sep-95         0.47%    $14,492         0.45%    $14,517        0.42%    $14,180
31-Oct-95         0.46%    $14,558         0.46%    $14,583        0.42%    $14,239


Average Annual Returns for Periods Ended 10/31/95
1 Year                         5.84%
2 Years                        4.66%
3 Years                        3.99%
4 Years                        3.92%
5 Years                        4.43%
Since Inception (11/18/88)     5.55%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.


QUESTIONS & ANSWERS

Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.

FREMONT MONEY MARKET FUND

Q. How did the Fremont Money Market Fund perform for the fiscal year ended October 31, 1995?

A. The Money Market Fund produced a total return of 5.84% for the twelve months ending October 31, 1995, ranking the Fund among the top 5% of taxable money market funds for the entire year.

    During the fiscal year, the Donoghue First Tier Taxable Average posted a return of 5.24%.

Q.  What worked well for the Fund during this period?

A. We maintained a conservative strategy over the first few months of the fiscal year, waiting for a clearer picture of which direction the Federal Reserve would take in adjusting interest rates. Throughout this period, we kept the Fund's average maturity close to the average of the money market funds tracked in the Donoghue First Tier Money Market Fund universe. After rates were lowered in February, we lengthened the average maturity.

Q.  What strategies were less successful?

A. The strength of the U.S. economy was extremely difficult to predict during fiscal 1995. In hindsight, the Fund would have done better if we had begun lengthening the average maturity a few weeks earlier.

Q.  What is your current strategy?

A. We believe the Federal Reserve has reached its goal of slowing economic growth to a sustainable rate. As a result, we expect short-term interest rates to continue downward.

    Because the Fund invests in securities with maturities of one year or less, our current strategy is to keep the Fund's average maturity considerably longer than that of the Donoghue universe average. This will allow us to maximize the yields of the Fund.

    Sincerely,

    Norman Gee
    Portfolio Manager


                            FREMONT MUTUAL FUNDS

QUESTIONS & ANSWERS

William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

Q: How did the California Intermediate Tax-Free Fund perform for the fiscal year ended October 31, 1995?


A: The Fremont California Intermediate Tax-Free Fund returned 12.77% for the one-year period ended October 31, 1995, performing significantly better than the Lehman Brothers 5-Year State Government Obligation (G.O.) Index, which rose 10.37% during the fiscal year.


Q:  Why did the fund perform so well?


A: The Fund maintained an average maturity in excess of eight years throughout the 12-month period. This strategy was designed to take advantage of two important market predictions. First, we forecasted that a decrease in interest rates was likely to take place in 1995, which typically boosts the performance of a portfolio with a longer average maturity. Second, we anticipated that the California municipal bond market would be under-supplied, keeping demand and prices at a high level. In both cases, our predictions were correct.

Q:  What impact did economic conditions have upon the Fund's performance?

A: The Fund benefited from the end of the California recession and the compromise struck in the Orange County bankruptcy. As the state recovered from the longest recession in its history, investors regained confidence in California municipal bonds. While the Orange County bankruptcy had no direct impact on the Fund, its ultimate outcome had a settling effect on the California municipal bond market.

Q:  What is your current strategy for the Fund?

A: Based on current projections, we will continue to maintain an average maturity of eight years for the remainder of 1995. As the California economy gains momentum, we expect to move into more general obligation bonds, and perhaps to a limited number of lower-rated bonds. With a continued scarcity of new bonds and a strong economy leading the way, the outlook for the California municipal bond market is very good.

    Sincerely,

    William M. Feeney
    Portfolio Manager

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND - Growth of $10,000
* Assumes initial investment of $10,000 on inception date, November 16, 1990.

                 Fremont California             Lehman Bros.
              Intermediate Tax-Free Fund  5 -Year State G.O. Index
              --------------------------  ------------------------
               Qtrly                       Qtrly
               Return      Balance         Return      Balance
               ------      -------         ------      -------
16-Nov-90                  $10,000                     $10,000
30-Nov-90        0.64%     $10,064           0.67%     $10,067
31-Dec-90        0.40%     $10,105           0.35%     $10,102
31-Jan-91        1.67%     $10,273           1.46%     $10,250
28-Feb-91        0.88%     $10,364           0.88%     $10,340
31-Mar-91        0.06%     $10,370          -0.26%     $10,313
30-Apr-91        0.93%     $10,467           1.39%     $10,456
31-May-91        0.60%     $10,530           0.49%     $10,508
30-Jun-91       -0.33%     $10,496          -0.14%     $10,493
31-Jul-91        1.02%     $10,603           1.00%     $10,598
31-Aug-91        1.26%     $10,737           1.26%     $10,731
30-Sep-91        1.34%     $10,881           1.20%     $10,860
31-Oct-91        0.50%     $10,936           0.78%     $10,945
30-Nov-91        0.16%     $10,953           0.31%     $10,979
31-Dec-91        2.14%     $11,187           2.25%     $11,226
31-Jan-92        0.27%     $11,218           0.18%     $11,246
29-Feb-92        0.04%     $11,222           0.06%     $11,253
31-Mar-92       -0.30%     $11,188          -0.37%     $11,211
30-Apr-92        0.73%     $11,270           0.85%     $11,306
31-May-92        0.91%     $11,373           0.94%     $11,413
30-Jun-92        1.43%     $11,535           1.40%     $11,572
31-Jul-92        2.91%     $11,871           2.62%     $11,876
31-Aug-92       -1.04%     $11,747          -0.75%     $11,787
30-Sep-92        0.71%     $11,831           0.64%     $11,862
31-Oct-92       -0.75%     $11,741          -0.34%     $11,821
30-Nov-92        1.40%     $11,906           1.19%     $11,962
31-Dec-92        0.82%     $12,004           0.73%     $12,049
31-Jan-93        1.26%     $12,155           1.09%     $12,180
28-Feb-93        2.99%     $12,518           2.58%     $12,495
31-Mar-93       -1.55%     $12,325          -1.10%     $12,357
30-Apr-93        0.89%     $12,434           0.60%     $12,432
31-May-93        0.21%     $12,460           0.35%     $12,475
30-Jun-93        1.66%     $12,666           1.33%     $12,641
31-Jul-93       -0.30%     $12,629           0.01%     $12,642
31-Aug-93        2.06%     $12,889           1.38%     $12,817
30-Sep-93        1.40%     $13,069           0.76%     $12,915
31-Oct-93        0.06%     $13,076           0.12%     $12,930
30-Nov-93       -0.86%     $12,964          -0.24%     $12,899
31-Dec-93        1.81%     $13,198           1.39%     $13,078
31-Jan-94        1.18%     $13,354           0.95%     $13,202
28-Feb-94       -2.60%     $13,007          -1.97%     $12,943
31-Mar-94       -2.63%     $12,664          -2.24%     $12,653
30-Apr-94        0.41%     $12,717           1.00%     $12,779
31-May-94        0.62%     $12,795           0.58%     $12,854
30-Jun-94       -0.63%     $12,714          -0.26%     $12,820
31-Jul-94        1.58%     $12,915           1.04%     $12,954
31-Aug-94        0.23%     $12,945           0.48%     $13,016
30-Sep-94       -1.39%     $12,765          -0.74%     $12,920
31-Oct-94       -1.60%     $12,561          -0.56%     $12,847
30-Nov-94       -1.65%     $12,354          -0.76%     $12,750
31-Dec-94        1.60%     $12,552           0.91%     $12,866
31-Jan-95        2.22%     $12,830           1.05%     $13,001
28-Feb-95        2.94%     $13,208           1.49%     $13,195
31-Mar-95        1.12%     $13,356           0.97%     $13,323
30-Apr-95        0.20%     $13,382           0.25%     $13,356
31-May-95        2.71%     $13,745           2.17%     $13,646
30-Jun-95       -0.68%     $13,652           0.14%     $13,665
31-Jul-95        0.87%     $13,771           1.40%     $13,856
31-Aug-95        1.08%     $13,920           0.88%     $13,979
30-Sep-95        0.42%     $13,978           0.32%     $14,023
31-Oct-95        1.34%     $14,165           0.41%     $14,081

Average Annual Returns for Periods Ended 10/31/95
1 Year                        12.77%
2 Years                        4.08%
3 Years                        6.46%
4 Years                        6.68%
Since Inception (11/16/90)     7.28%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.



                             FREMONT MUTUAL FUNDS

                      REPORT OF INDEPENDENT ACCOUNTANTS

   TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE FREMONT MUTUAL FUNDS:
   ----------------------------------------------------------------------

         We have audited the accompanying statements of assets and liabilities of the various funds comprising the Fremont Mutual Funds (the Funds) including each Fund's statement of investments in securities and net assets as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the various funds comprising the Fremont Mutual Funds as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated thereon in conformity with generally accepted accounting principles.

                                        /s/ Coopers & Lybrand L.L.P

San Francisco, California
December 1, 1995


                             FREMONT MUTUAL FUNDS

                             FREMONT GLOBAL FUND
                               October 31, 1995

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                           Country    Value
    Shares         Security Description                      Code   (Note 1)
-----------------------------------------------------------------------------
    STOCKS - 70.0%
    BUSINESS EQUIPMENT & SERVICES - 2.7%

      6,000   Legrand                                         FR  $ 1,004,955
    500,000   Wharf Holdings                                  HK    1,687,944
    143,400   Kyowa Exeo Corp.                                JP    1,249,581
     10,000   Securitas AB "B" Free                           SW      387,486
     20,000   Reuters Holdings PLC, ADR                       UK    1,110,000
     13,100   Automatic Data Processing, Inc.                 US      936,650
     20,300   Dun & Bradstreet Corp.                          US    1,212,925
    *12,900   Federal Express Corp.                           US    1,059,413
     36,531   First Data Corp.                                US    2,415,658
    *19,200   Office Depot, Inc.                              US      549,600
     52,200   WMX Technologies, Inc.                          US    1,468,125
                                                                   ----------
                                                                   13,082,337
                                                                   ----------
    CAPITAL GOODS - 4.1%

      8,044   Lafarge Coppee                                  FR      533,818
      1,100   Heidelberger Zement AG                          GM      476,512
      3,000   Mannesmann AG                                   GM      984,270
      2,000   Siemens AG                                      GM    1,043,923
  1,021,000   PT Dynaplast (Foreign Registered)               ID      899,163
      8,400   Kyocera Corp., ADR                              JP    1,390,200
    206,000   Mitsubishi Heavy Industries                     JP    1,591,364
     60,000   Cemex SA (Class B), ADR                         MX      385,710
    954,000   IJM Corp. Berhad                                MY    1,569,969
    160,000   Steel & Tube Holdings Ltd.                      NZ      760,262
     30,000   Cementos Lima, ADR                              PE      417,120
         19   Zardoya-Otis                                    SP        1,856
     40,000   Autoliv AB                                      SW    2,297,776
     14,400   Caterpillar, Inc.                               US      808,200
     24,300   Emerson Electric Co.                            US    1,731,375
     79,900   General Electric Co.                            US    5,053,675
                                                                   ----------
                                                                   19,945,193
                                                                   ----------

    CONSUMER DURABLES - 1.3%

      3,160   Daimler-Benz AG                                 GM    1,504,655
     28,600   Ek Chor China Motorcycle Co. Ltd.               HK      400,400
     31,000   Fukoku Co. Ltd.                                 JP      549,371
     33,000   Murata Manufacturing Co. Ltd.                   JP    1,159,935
     33,000   Sony Corp., ADR                                 JP    1,509,750
    112,000   Suzuki Motor Co. Ltd.                           JP    1,129,485
                                                                   ----------
                                                                    6,253,596
                                                                   ----------

    CONSUMER NON-DURABLES - 9.5%

     12,000   BIC                                             FR    1,140,096
      6,000   Groupe Danone                                   FR      959,499
     10,760   LVMH                                            FR    2,143,716
        440   LVMH, ADR                                       FR       17,545
  2,880,000   Pacific Andes International Holdings Ltd.       HK      681,696
    928,280   PT Mayora Indah (Foreign Registered)            ID      664,225
     20,000   Coca-Cola Femsa SA de CV ADR                    MX      360,000
     35,000   PanAmerican Beverages, Inc. (Class A)           MX      958,125
     10,600   Unilever NV (New York Shares)                   NL    1,388,600
    250,000   Cervecer Backus & Johnston                      PE      453,944
    268,450   San Miguel Corp. (Class B)                      PH      887,609
     90,000   Fraser & Neave Ltd.                             SG    1,063,318
        600   Nestle SA (Registered Shares)                   SZ      628,521

    CONSUMER NON-DURABLES (CONTINUED)

    100,000   Srithai Superware Co. Ltd.
              (Foreign Registered)                            TH   $  675,541
   *137,619   President Enterprises, GDR                      TW    1,513,812
     23,700   Anheuser Busch Cos., Inc.                       US    1,564,200
     51,238   Archer Daniels Midland Co.                      US      826,213
     20,800   Campbell Soup Co.                               US    1,089,400
     73,700   Coca-Cola Co.                                   US    5,297,188
     14,700   Colgate Palmolive Co.                           US    1,017,975
     11,700   CPC International                               US      776,588
    *20,900   Crown Cork & Seal Co., Inc.                     US      728,888
     28,700   Eastman Kodak Co.                               US    1,797,338
     36,900   Gillette Co.                                    US    1,785,037
     21,200   Heinz (H.J.) & Co.                              US      985,800
     18,700   Kellogg Co.                                     US    1,351,075
     70,600   Pepsico, Inc.                                   US    3,724,150
     63,100   Philip Morris Cos., Inc.                        US    5,331,950
     51,800   Procter & Gamble Co.                            US    4,195,800
     33,900   Sara Lee Corp.                                  US      995,812
     35,600   Tyson Foods, Inc. (Class A)                     US      849,950
                                                                   ----------
                                                                   45,853,611
                                                                   ----------

    CONSUMER SERVICES - 5.5%

     22,000   News Corp. Ltd., ADR                            AU      437,250
    185,400   Village Roadshow Ltd. (Preferred)               AU      530,845
     14,000   Societe Television Francaise 1                  FR    1,447,643
    220,000   PT Modern Photo Film Co.
              (Foreign Registered)                            ID    1,336,856
      3,300   H.I.S. Co. Ltd.                                 JP      127,625
     35,000   Secom Co.                                       JP    2,282,273
     20,000   Sega Enterprises Ltd.                           JP    1,061,340
     10,000   Sega Enterprises Ltd., ADR                      JP      132,524
    145,000   Genting Berhad                                  MY    1,250,197
    140,600   Elsevier NV                                     NL    1,815,916
      7,813   Wolters Kluwer NV                               NL      710,318
     27,840   Wolters Kluwer NV, ADR                          NL    2,530,046
    280,000   Helicopter Line Ltd. (The)                      NZ      813,058
    110,000   Pearson PLC                                     UK    1,095,278
     20,400   Capital Cities/ABC, Inc.                        US    2,419,950
     10,580   CBS, Inc.                                       US      854,335
    *30,300   CUC International, Inc.                         US    1,049,138
     40,700   Disney (Walt) Co.                               US    2,345,338
     23,600   Mattel, Inc.                                    US      678,500
      9,500   Tribune Co.                                     US      599,688
    *27,500   Viacom, Inc. (Class B)                          US    1,375,000
      5,000   Washington Post Co. (Class B)                   US    1,450,000
                                                                   ----------
                                                                   26,343,118
                                                                   ----------

    ENERGY - 1.4%

     50,000   YPF Sociedad, ADR                               AR      856,250
    *    15   Petrofina SA (Warrants 06/03/97)                BE          198
      6,787   Societe Nationale Elf Aquintaine SA             FR      462,769
     17,300   Amoco Corp.                                     US    1,105,037
     12,100   Atlantic Richfield Co.                          US    1,291,675
     16,100   Chevron Corp.                                   US      752,675
     15,600   Exxon Corp.                                     US    1,191,450
     11,400   Mobil Corp.                                     US    1,148,550
                                                                   ----------
                                                                    6,808,604
                                                                   ----------


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                             FREMONT GLOBAL FUND
                               October 31, 1995

                                                           Country    Value
    Shares         Security Description                      Code   (Note 1)
-----------------------------------------------------------------------------
    FINANCIAL SERVICES - 8.2%

     60,000   Lend Lease Corp. Ltd.                           AU  $   834,299
    200,000   Westpac Banking Corp. Ltd.                      AU      820,897
      7,566   Cetelem                                         FR    1,208,379
      8,000   Societe Generale Paris                          FR      917,318
     23,472   Union des Assurances de Paris                   FR      610,374
      4,000   Union des Assurances Federales                  FR      425,898
        228   Allianz AG Holdings                             GM      419,035
      2,200   Commerzbank AG                                  GM      508,227
     20,000   Deutsche Bank AG                                GM      901,893
    760,000   Amoy Properties Ltd.                            HK      732,348
    380,000   Cheung Kong (Holdings) Ltd.                     HK    2,142,977
  1,398,000   JCG Holdings Ltd.                               HK    1,021,652
   *495,000   Tian An China Investments Ltd.
              (Warrants 01/25/96)                             HK          832
    968,500   PT Lippo Bank (Foreign Registered)              ID    1,961,735
    150,000   Arab Malaysian Finance Berhad
              (Foreign Registered)                            MY      525,591
    200,000   Commerce Asset Holding Berhad                   MY      992,126
     32,467   Aegon NV, ADR                                   NL    1,237,804
    289,000   City Developments                               SG    1,788,999
     91,250   Development Bank of Singapore
              (Foreign Registered)                            SG    1,045,808
     95,833   Oversea-Chinese Banking Corp. Ltd.
              (Foreign Registered)                            SG    1,125,453
    129,899   United Overseas Bank Ltd.
              (Foreign Registered)                            SG    1,139,547
        808   Union Bank of Switzerland                       SZ      874,859
    220,900   Bangkok Bank Ltd. (Foreign Registered)          TH    2,282,297
    415,000   Bank of Ayudhya Ltd. (Foreign Registered)       TH    2,391,218
    600,000   Krung Thai Bank Co. Ltd.
              (Foreign Registered)                            TH    2,372,343
    500,000   Siam City Bank Ltd. (Foreign Registered)        TH      531,492
    160,000   Siam Commercial Bank
              (Foreign Registered)                            TH    1,869,263
    244,280   Thai Farmers Bank Co. Ltd.
              (Foreign Registered)                            TH    2,019,084
    155,801   HSBC Holdings PLC (Hong Kong Shares)            UK    2,267,098
     44,850   American International Group, Inc.              US    3,784,219
      6,100   General Re Corp.                                US      883,737
                                                                   ----------
                                                                   39,636,802
                                                                   ----------

    HEALTH CARE - 8.0%

      3,000   Gehe AG                                         GM    1,472,144
    *   749   Gehe AG, New                                    GM      355,843
    *26,000   Merck KGaA                                      GM    1,085,680
    400,250   PT Dankos Laboratories
              (Foreign Registered)                            ID    1,127,961
     20,000   Towa Pharmaceutical Co. Ltd.                    JP      939,932
     28,000   Kimberly-Clark de Mexico SA                     MX      368,181
      8,000   Astra AB "A" Free                               SW      294,308
     74,000   Astra AB "B" Free                               SW    2,677,723
        360   Roche Holding AG                                SZ    2,614,437
     61,000   Abbott Laboratories                             US    2,424,750
     23,600   American Home Products Corp.                    US    2,091,550
     38,400   Bristol-Myers Squibb Co.                        US    2,928,000
     13,300   Cardinal Health, Inc.                           US      683,288
     38,000   Columbia HCA Healthcare Corp.                   US    1,866,750
    *17,000   Forest Laboratories, Inc. (Class A)             US      703,375
     50,100   Johnson & Johnson                               US    4,083,150
     22,100   Lilly (Eli) & Co.                               US    2,135,413
     21,800   Medtronic, Inc.                                 US    1,258,950

    HEALTH CARE (CONTINUED)

     89,800   Merck & Co.                                     US  $ 5,163,500
     46,200   Pfizer, Inc.                                    US    2,650,725
     29,200   Schering Plough Corp.                           US    1,565,850
                                                                   ----------
                                                                   38,491,510
                                                                   ----------

    MISCELLANEOUS - 1.8%

   *147,000   India Fund (Class A)
              (United Kingdom Shares)                         IN      693,449
   *100,900   BZW Taiwan Index Fund Ltd.                      TW      949,873
     74,600   Inefficient Market Fund, Inc.                   US      783,300
    299,528   Morgan Grenfell Small Cap Fund, Inc.            US    3,482,013
    122,000   Royce OTC Micro-Cap Trust, Inc.                 US      945,500
    158,857   Royce Value Trust                               US    2,045,284
                                                                   ----------
                                                                    8,899,419
                                                                   ----------

    MULTI-INDUSTRY - 2.7%

     35,000   Rhodia-Ster SA, GDR                             BR      458,500
     24,000   Douglas Holding AG                              GM      864,112
      4,800   Viag AG                                         GM    1,942,975
    410,000   Hutchison Whampoa                               HK    2,259,128
  3,896,000   Yue Yuen Industrial Holdings                    HK    1,020,449
    540,000   Renong Berhad                                   MY      824,882
  1,326,000   JG Summit Holdings - B                          PH      372,157
    963,000   Comfort Group Ltd.                              SG      803,919
    110,000   Cycle & Carriage Ltd.                           SG      980,545
     10,900   ITT Corp.                                       US    1,335,250
     41,000   Minnesota Mining & Manufacturing Co.            US    2,331,875
                                                                   ----------
                                                                   13,193,792
                                                                   ----------

    RAW MATERIALS - 2.3%

     18,900   Broken Hill Proprietary Co. Ltd., ADR           AU    1,022,963
    *20,000   Companhia Siderurgica Tubarao, ADR              BR      461,640
      4,500   Compagnie de Saint-Gobain SA                    FR      537,184
      2,000   Bayer AG                                        GM      528,353
    776,000   Asiatic Development Berhad                      MY      763,780
    *32,109   Hansol Paper Ltd., GDR                          SK      658,235
    * 4,333   Hansol Paper Ltd., GDR                          SK       88,826
        670   Sandoz AG (Registered Shares)                   SZ      552,632
     14,200   Du Pont (E.I.) de Nemours & Co.                 US      885,725
     61,500   Engelhard Corp.                                 US    1,529,812
     15,100   FMC Corp.                                       US    1,081,537
     11,800   Great Lakes Chemical Corp.                      US      792,075
      7,100   Monsanto Co.                                    US      743,725
     18,900   Morton International, Inc.                      US      576,450
     14,500   Nucor Corp.                                     US      697,813
                                                                   ----------
                                                                   10,920,750
                                                                   ----------

    RETAIL - 4.5%

    *55,000   Makro Atacadista                                BR      508,915
      2,100   Carrefour Supermarche                           FR    1,234,940
     12,230   Castorama Dubois                                FR    1,985,829
      1,500   AVA AG                                          GM      562,440
    300,000   PT Hero Supermarket (Foreign Registered)        ID      614,267
     29,000   Ito-Yokado Co. Ltd.                             JP    1,587,213
     41,000   Seven Eleven Japan                              JP    2,737,749
    200,000   Cifra SA de CV                                  MX      209,483
    335,000   Cifra SA de CV, ADR                             MX      358,450
     45,642   Ceteco Holdings NV                              NL    1,488,169
     43,200   Home Depot, Inc.                                US    1,609,200
     58,400   McDonalds Corp.                                 US    2,394,400

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                             FREMONT GLOBAL FUND
                               October 31, 1995

                                                           Country    Value
    Shares         Security Description                      Code   (Note 1)
-----------------------------------------------------------------------------
    RETAIL (CONTINUED)

    *23,300   Safeway, Inc.                                   US  $ 1,100,925
    *32,700   Stop & Shop Cos., Inc.                          US      678,525
    *23,400   Toys R Us, Inc.                                 US      511,875
    181,000   Wal Mart Stores, Inc.                           US    3,914,125
                                                                  -----------
                                                                   21,496,505
                                                                  -----------
    SHELTER - 2.1%

    270,000   Sun Hung Kai Properties Ltd.                    HK    2,156,494
    522,000   PT Jaya Real Property (Foreign Registered)      ID    1,488,309
     45,000   Empresas ICA Sociedad Controladora
              SA de CV, ADR                                   MX      427,500
    750,000   Ayala Land, Inc.                                PH      865,052
 *3,200,000   C & P Homes, Inc.                               PH    2,060,746
 *1,875,000   Filinvest Land, Inc.                            PH      504,614
     17,600   International Paper Co.                         US      651,200
     16,300   Kimberly-Clark Corp.                            US    1,183,787
     14,200   Scott Paper Co.                                 US      756,150
                                                                  -----------
                                                                   10,093,852
                                                                  -----------
    TECHNOLOGY - 9.2%

      6,500   SAP AG (Preferred)                              GM      997,053
 *1,020,000   Telecom Italia Mobile SPA                       IT    1,714,151
    110,000   Canon, Inc.                                     JP    1,884,760
     18,900   Hirose Electronics                              JP    1,208,371
     40,000   Hoya Corp.                                      JP    1,174,916
        255   Nippon Telegraph & Telephone                    JP    2,094,728
     14,000   TDK Corp.                                       JP      722,377
    250,000   Fisher & Paykel Industries Ltd.                 NZ      816,688
    250,000   CPT Telefonica del Peru SA                      PE      446,232
    545,486   Tele 2000                                       PE      536,110
     26,000   Samsung Electronics Ltd., GDS (1/2 Non-Voting)  SK    1,696,500
    * 2,392   Samsung Electronics Ltd., GDS (1/2 Voting)      SK      274,195
      5,145   Samsung Electronics Ltd., New GDS
                (1/2 Non-Voting)                              SK      268,569
    *   821   Samsung Electronics Ltd., New GDS (1/2 Voting)  SK       94,111
     47,250   Advanced Information Services
              (Foreign Registered)                            TH      751,043
    *73,800   AirTouch Communications, Inc.                   US    2,103,300
     23,400   Amp, Inc.                                       US      918,450
    *15,800   Applied Materials, Inc.                         US      791,975
    *20,900   Cisco Systems, Inc.                             US    1,619,750
    *21,700   Compaq Computer Corp.                           US    1,209,775
     18,500   Computer Associates International, Inc.         US    1,017,500
     40,500   Hewlett-Packard Co.                             US    3,751,313
     62,800   Intel Corp.                                     US    4,388,150
     11,500   International Business Machines                 US    1,118,375
    *25,400   Litton Industries, Inc.                         US    1,006,475
     15,700   Micron Technology, Inc.                         US    1,108,812
    *44,100   Microsoft Corp.                                 US    4,410,000
     46,400   Motorola, Inc.                                  US    3,045,000
    *34,200   Oracle Systems Corp.                            US    1,491,975
     15,000   Texas Instruments, Inc.                         US    1,023,750
      8,100   United Technologies Corp.                       US      718,875
                                                                  -----------
                                                                   44,403,279
                                                                  -----------
    TRANSPORTATION - 0.5%

     32,000   Grupo Casa Autrey SP, ADR                       MX      408,000
    125,000   Keppel Corp.                                    SG    1,025,822
      8,500   Keppel Corp. (Convertible Loan Stock)           SG       13,109
    * 8,500   Keppel Corp. (Warrants 06/30/97)                SG       34,277

    TRANSPORTATION (CONTINUED)

     11,200   CSX Corp.                                       US  $   938,000
                                                                  -----------
                                                                    2,419,208
                                                                  -----------

     UTILITIES - 6.2%

     10,000   Telecom de Argentina, ADR                       AR      383,750
      8,900   Telefonica de Argentina SA, ADR                 AR      184,675
      7,000   Compania Telecomunicacion Chile, ADR            CL      504,000
     50,000   Enersis SA, ADR                                 CL    1,256,250
      4,000   RWE AG                                          GM    1,428,825
    420,480   Hong Kong & China Gas Co.                       HK      682,553
    *19,200   Hong Kong & China Gas Co.
              (Warrants 12/31/95)                             HK          969
    400,000   Hong Kong Telecommunications                    HK      698,460
     37,500   Hong Kong Telecommunications , ADR              HK      651,562
     28,400   PT Indonesia Satellite, ADR                     ID      940,750
     40,000   Telefonos de Mexico SA (Class L), ADR           MX    1,100,000
     27,100   Telecom of New Zealand, ADR                     NZ    1,798,763
    235,365   Manila Electric Co. (Class B)                   PH    1,755,510
     14,900   Philippine Long Distance Telephone Co.          PH      830,642
     70,000   Korea Electric Power Corp., ADR                 SK    1,732,500
     30,300   Empresa Nacional de Electricidad, ADR           SP    1,522,575
     15,457   British Telecommunications PLC, ADR             UK      919,692
    100,138   Northern Electric PLC                           UK    1,407,644
   *113,200   Northern Electric PLC (Preferred)               UK      177,404
     91,807   Powergen PLC                                    UK      825,477
     34,000   Powergen PLC, ADR                               UK    1,262,250
     26,000   Ameritech Corp.                                 US    1,404,000
     85,300   AT&T Corp.                                      US    5,459,200
     17,300   Bell Atlantic Corp.                             US    1,100,713
     14,600   Bellsouth Corp.                                 US    1,116,900
     30,000   Frontier Corp.                                  US      810,000
                                                                  -----------
                                                                   29,955,064
                                                                  -----------

    TOTAL STOCKS  (Cost $297,936,613)                             337,796,640
                                                                  -----------


                                                                      Value
    Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
-------------------------------------------------------------------------------
    BONDS - 24.5%
    CORPORATE BONDS - 5.5%

    2,000,000 BankAmerica Corp., 8.125%, 08/15/04
              (Callable 08/15/99 @ 100)                             2,107,178
    1,600,000 Chrysler Corp., 10.400%, 08/01/99
              (Callable 08/01/97 @ 100)                             1,706,784
    2,000,000 Costco Wholesale, Inc., 5.750%, 05/15/02
              (Convertible Bond)                                    1,870,000
    2,500,000 General Electric Capital Corp., 8.850%, 03/01/07
              (Puttable 03/01/97 @ 100)                             2,963,400
    3,000,000 General Motors Acceptance Corp.,
              7.500%, 07/24/00                                      3,130,680
    2,000,000 Great Western Bank, 9.875%, 06/15/01                  2,288,300
    2,000,000 Inter-American Development Bank,
              7.000%, 06/15/25                                      2,022,060
    2,000,000 Pohang Iron & Steel Co., Ltd., 7.375%,
              05/15/05                                              2,070,680
    2,000,000 Potomac Electric Power, 5.000%,
              09/01/02 (Convertible Bond)                           1,820,000
    3,000,000 Societe Generale NY, 9.875%, 07/15/03                 3,572,820
    2,500,000 W.R. Grace, 7.400%, 02/01/00                          2,563,975
      249,883 Zions Auto Trust, 5.650%, 06/15/99                      248,203
                                                                  -----------
                                                                   26,364,080
                                                                  -----------


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                             FREMONT GLOBAL FUND
                               October 31, 1995

                                                                      Value
    Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
-------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 0.4%

2,020,139 FNMA CMO, 1992-137BA REMIC,
          3.500%, 01/25/17                                      $        1,906,506
                                                                ------------------
                                                                         1,906,506
                                                                ------------------

U.S. GOVERNMENT & AGENCY BONDS - 4.0%

          Federal Home Loan Mortgage Corp.
3,500,000   6.390%, 07/02/03 (Callable 07/02/96 @ 100)                   3,438,190
3,000,000   8.375%, 03/15/10 (Callable 03/15/00 @ 100)                   3,207,660
          Federal National Mortgage Association
2,000,000   7.700%, 08/10/04 (Callable 08/10/99 @ 100)                   2,090,320
3,000,000   8.400%, 10/25/04 (Callable 10/25/99 @ 100)                   3,231,570
          U.S. Treasury Notes
3,000,000   7.125%, 02/29/00                                             3,148,110
4,000,000   7.500%, 02/15/05                                             4,411,240
                                                                ------------------
                                                                        19,527,090
                                                                ------------------

FOREIGN BONDS - 14.6%
                 European Investment Bank
CAN$ 2,000,000     6.625%, 09/15/00                                      1,436,824
     4,000,000     7.750%, 04/22/03                                      2,937,011
                 Oesterreichische Kontrollbank
CAN$ 2,000,000     9.000%, 06/19/02                                      1,564,480
                 Japan Highway Public Corp.
CAN$ 2,000,000     7.875%, 09/27/02                                      1,482,482
                 Toyko Electric Power
CAN$ 2,000,000     10.500%, 06/14/01                                     1,651,137
                 Republic of Finland
CAN$ 2,000,000     9.500, 09/15/04                                       1,596,161
                 Kingdom of Denmark
DKK 13,000,000     9.000%, 11/15/00                                      2,578,579
    20,000,000     8.000%, 11/15/01                                      3,797,144
    20,000,000     7.000%, 12/15/04                                      3,476,382
    20,000,000     8.000%, 03/15/06                                      3,683,632
                 Government of France
FF  10,000,000     8.500%, 11/25/02                                      2,216,512
    15,000,000     8.500%, 04/25/03                                      3,318,011
    10,500,000     6.750%, 10/25/03                                      2,102,451
    10,000,000     7.750%, 10/25/05                                      2,112,085
                 Federal Republic of Germany
DM   3,000,000     8.500%, 08/21/00                                      2,387,388
     3,000,000     8.250%, 09/20/01                                      2,373,966
     3,000,000     7.250%, 10/21/02                                      2,263,182
     3,000,000     6.750%, 04/22/03                                      2,189,042
     4,500,000     6.875%, 05/12/05                                      3,281,327
                 Treuhandanstalt
DM   3,000,000     7.750%, 10/01/02                                      2,314,739
     4,000,000     6.500%, 04/23/03                                      2,872,989
                 World Bank
DM   3,000,000     6.125%, 09/27/02                                      2,125,129
                 Government of Netherlands
NLG  6,000,000     6.500%, 04/15/03                                      3,867,047
     5,000,000     6.750%, 11/15/05                                      3,216,208
                 European Investment Bank
L.   2,000,000     8.000%, 06/10/03                                      3,132,361

FOREIGN BONDS (CONTINUED)

                 Republic of Argentina
US$  4,000,000     5.000%, 03/31/23 (Callable Semiannually
                   in May or November @ 100)                    $        1,892,500
                 Republic of South Africa
US$  2,000,000     9.625%, 12/15/99                                      2,122,500
                 United Mexican States
US$  4,000,000     6.250%, 12/31/19
                 (Callable at any time @ 100)                            2,340,000
                                                                ------------------
                                                                        70,331,269
                                                                ------------------

TOTAL BONDS (Cost $111,513,470)                                        118,128,945
                                                                ------------------

                                                                      Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                       (Note 1)
----------------------------------------------------------------------------------
SHORT TERM SECURITIES - 5.5%

  24,463,225 Bankers Trust Commingled Trust Fund                        24,463,225
+  2,000,000 U.S. Treasury Bill, 5.270%, 12/14/95                        1,987,411
                                                                ------------------

TOTAL SHORT TERM SECURITIES (Cost $26,450,636)                          26,450,636
                                                                ------------------

TOTAL INVESTMENTS (Cost $435,900,719), 100.0%                          482,376,221

OTHER ASSETS AND LIABILITIES, NET, (0.0)%                                  (21,365)
                                                                ------------------

NET ASSETS, 100.0%                                              $      482,354,856
                                                                ==================

PORTFOLIO ABBREVIATIONS:
     ADR   -                                 American Depository Receipt
     CMO   -                                 Collateralized Mortgage Obligation
    FNMA   -                                 Federal National Mortgage Association
     GDR   -                                 Global Depository Receipt
     GDS   -                                 Global Depository Share
   REMIC   -                                 Real Estate Mortgage Investment Conduit

CURRENCY ABBREVIATIONS:
     CAN$  -                                 Canadian Dollar
      DKK  -                                 Danish Kroner
       DM  -                                 German Deutschemark
       FF  -                                 French Franc
      NLG  -                                 Netherlands Guilder
       L.  -                                 British Pound
     US$   -                                 US Dollar

+ On deposit with broker for initial margin on futures contract (Note 1).


The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                             FREMONT GLOBAL FUND
                               October 31, 1995

COUNTRY DIVERSIFICATION

     Country                                % Of
      Code      Country Name              Net Assets
--------------------------------------------------------
       AR  Argentina                         0.3%
       AU  Australia                         0.8%
       BE  Belgium                           0.0%
       BR  Brazil                            0.3%
       CL  Chile                             0.4%
       CN  Canada                            2.2%
       DK  Denmark                           2.8%
       FR  France                            5.1%
       GM  Germany                           7.2%
       HK  Hong Kong                         2.9%
       ID  Indonesia                         1.9%
       IN  India                             0.1%
       IT  Italy                             0.4%
       JP  Japan                             5.1%
       MX  Mexico                            0.9%
       MY  Malaysia                          1.2%
       NL  Netherlands                       3.4%
       NZ  New Zealand                       0.9%
       PE  Peru                              0.4%
       PH  Philippines                       1.5%
       SG  Singapore                         1.9%
       SK  South Korea                       1.0%
       SP  Spain                             0.3%
       SW  Sweden                            1.2%
       SZ  Switzerland                       1.0%
       TH  Thailand                          2.7%
       TW  Taiwan                            0.5%
       UK  United Kingdom                    2.5%
       US  United States                    51.1%
                                           ------
           TOTAL                           100.0%
                                           ======

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL GROWTH FUND
                               October 31, 1995

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                            Country    Value
    Shares         Security Description       Code   (Note 1)
-----------------------------------------------------------------------------
STOCKS - 93.8%
BUSINESS EQUIPMENT & SERVICES - 2.5%

    41,000    Kyowa Exeo Corp.                  JP    $ 357,272
     8,000    Reuters Holdings PLC, ADR         UK      444,000
                                                      ---------
                                                        801,272
                                                      ---------

CAPITAL GOODS - 10.8%

     9,000    Kyocera Corp.                     JP      738,435
     6,000    Mabuchi Motors Co.                JP      363,636
    16,000    Raito Kogyo Co.                   JP      328,976
   148,000    IJM Corp. Berhad                  MY      243,559
   158,333    Leader Universal Holdings Berhad  MY      427,001
    17,000    IHC Caland                        NL      483,254
    15,300    Autoliv AB                        SW      878,899
                                                      ---------
                                                      3,463,760
                                                      ---------


CONSUMER DURABLES - 3.3%

    15,000    Matsushita-Kotobuki Electronics   JP      304,009
    10,000    Murata Manufacturing Co. Ltd.     JP      351,495
    17,600    Rinnai Corp.                      JP      389,445
                                                      ---------
                                                      1,044,949
                                                      ---------

 CONSUMER NON-DURABLES - 3.4%

    83,550    PT Indofood Sukses Makmur
              (Foreign Registered)              ID      386,294
    11,600    PanAmerican Beverages, Inc.
              (Class A)                         MX      317,550
   *34,245    President Enterprises, GDR        TW      376,691
                                                      ---------
                                                      1,080,535
                                                      ---------


CONSUMER SERVICES - 10.8%

    50,226    News Corp. Ltd.                   AU      253,196
    25,225    News Corp. Ltd. (Preferred)       AU      115,253
    41,800    Village Roadshow Ltd. (Preferred) AU      119,683
   286,000    Shaw Brothers Ltd.                HK      360,677
    55,000    PT Modern Photo Film Co.
              (Foreign Registered)              ID      334,214
     8,000    Secom Co.                         JP      521,663
    66,000    Genting Berhad                    MY      569,055
     7,574    Wolters Kluwer NV                 NL      688,589
   105,000    Rentokil Group PLC                UK      523,577
                                                      ---------
                                                      3,485,907
                                                      ---------


FINANCIAL SERVICES - 8.7%

    90,000    Cheung Kong (Holdings) Ltd.       HK      507,547
    21,855    Aegon NV, ADR                     NL      833,222
    46,000    Development Bank of Singapore
              (Foreign Registered)              SG      527,202
    42,600    Bangkok Bank Ltd.
              (Foreign Registered)              TH      440,135
    86,000    Bank of Ayudhya Ltd.
              (Foreign Registered)              TH      495,530
                                                      ---------
                                                      2,803,636
                                                      ---------

HEALTH CARE - 11.4%

     1,050    Gehe AG                           GM   $  515,251
   *   262    Gehe AG, New                      GM      124,474
   200,000    PT Dankos Laboratories
              (Foreign Registered)              ID      563,628
    40,000    Banyu Pharmaceutical Co.          JP      422,970
    32,000    Santen Pharmaceutical Co.         JP      758,212
    20,800    Astra AB "B" Free                 SW      752,657
        73    Roche Holding AG                  SZ      530,150
                                                      ---------
                                                      3,667,342
                                                      ---------


MISCELLANEOUS - 0.4%
   *80,187    India Fund (Class B)
              (United Kingdom Shares)           IN      133,283
                                                      ---------
                                                        133,283
                                                      ---------


MULTI-INDUSTRY - 4.8%

    98,000    Hutchison Whampoa                 HK      539,987
 1,700,000    Yue Yuen Industrial Holdings      HK      445,268
   260,000    Renong Berhad                     MY      397,165
   494,000    International UNP Holdings
              (Canadian Shares)                 PO      176,757
                                                      ---------
                                                      1,559,177
                                                      ---------


RAW MATERIALS - 1.5%

   *20,400    Concordia Paper Holdings, Ltd.,
              ADR                               HK      183,600
   *15,355    Hansol Paper Ltd., GDR            SK      314,778
                                                      ---------
                                                        498,378
                                                      ---------


RETAIL - 9.1%

   * 7,600    Santa Isabel SA, ADR              CL      171,950
       880    Carrefour Supermarche             FR      517,499
       460    Hornbach Holding AG (Preferred)   GM      462,238
     3,600    Autobacs Seven                    JP      340,138
     2,200    Ito Yokado Co. Ltd., ADR          JP      475,475
     6,000    Seven Eleven Japan                JP      400,646
    16,989    Ceteco Holdings, ADS              NL      554,521
                                                      ---------
                                                      2,922,467
                                                      ---------


SHELTER - 1.4%

  *700,000    C & P Homes, Inc.                 PH      450,788
                                                      ---------
                                                        450,788
                                                      ---------


TECHNOLOGY - 14.1%

    11,600    Nokia AB "A" Series               FI      663,942
     5,500    SAP AG (Preferred)                GM      843,660
  *220,000    Telecom Italia Mobile SPA         IT      244,636
     8,100    Canon, Inc., ADR                  JP      690,525
        51    Nippon Telegraph & Telephone      JP      418,946
   165,000    CPT Telefonica del Peru SA        PE      294,513
  *140,303    Tele 2000                         PE      137,892
   * 4,348    Samsung Electronics Ltd., GDS
              (1/2 Non-Voting)                  SK      283,707

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL GROWTH FUND
                               October 31, 1995

                                                 Country       Value
    Shares         Security Description            Code      (Note 1)
-----------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

*    65    Samsung Electronics Ltd., New GDS
           (1/2 Voting)                           SK   $       7,451
 21,560    Ericsson (L.M.) Telephone Co.,
           ADR                                    SW         460,509
 30,900    Advanced Information Services
           (Foreign Registered)                   TH         491,158
                                                       -------------
                                                           4,536,939
                                                       -------------

UTILITIES - 11.6%

  8,541    Companhia Energetica de
           Minas Gerais, ADR                      BR         180,428
 13,000    VEBA AG                                GM         533,516
 22,000    Hong Kong Telecommunications,
           ADR                                    HK         382,250
  9,200    Telecom of New Zealand, ADR            NZ         610,650
 69,750    Manila Electric Co. (Class B)          PH         520,242
  7,100    Philippine Long Distance
           Telephone Co.                          PH         395,809
  9,000    Empresa Nacional de Electricidad,
           ADR                                    SP         452,250
 71,405    Powergen PLC                           UK         642,034
                                                       -------------
                                                           3,717,179
                                                       -------------

TOTAL STOCKS (Cost $28,032,103)                           30,165,612
                                                       -------------



                                                 Country       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity     Code      (Note 1)
---------------------------------------------------------------------
CONVERTIBLE BONDS - 1.1%

         250,000 United Micro Electronics,
                 1.250%, 06/08/04                 TW         337,500
                                                       -------------

TOTAL CONVERTIBLE BONDS (Cost $411,473)                      337,500
                                                       -------------



                                                 Country       Value
Face Amount/Issuer                                 Code      (Note 1)
---------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.1%

1,652,360  Bankers Trust Commingled
                 Trust Fund                       US       1,652,360
                                                       -------------

TOTAL SHORT TERM INVESTMENTS (Cost $1,652,360)             1,652,360
                                                       =============

TOTAL INVESTMENTS (Cost $30,095,936), 100.0%              32,155,472

OTHER ASSETS AND LIABILITIES, NET, 0.0%                          541
                                                       -------------

NET ASSETS, 100.0%                                     $  32,156,013
                                                       =============



PORTFOLIO ABBREVIATIONS:
   ADR  -  American Depository Receipt
   ADS  -  American Depository Shares
   GDR  -  Global Depository Receipt
   GDS  -  Global Depository Shares

COUNTRY DIVERSIFICATION

       Country                           % Of
        Code      Country Name        Net Assets
------------------------------------------------------

         AU      Australia              1.5%
         BR      Brazil                 0.6%
         CL      Chile                  0.5%
         FI      Finland                2.1%
         FR      France                 1.6%
         GM      Germany                7.7%
         HK      Hong Kong              7.5%
         IN      India                  0.4%
         ID      Indonesia              4.0%
         IT      Italy                  0.8%
         JP      Japan                 21.4%
         MY      Malaysia               5.1%
         MX      Mexico                 1.0%
         NL      Netherlands            8.0%
         NZ      New Zealand            1.9%
         PE      Peru                   1.3%
         PH      Philippines            4.3%
         PO      Poland                 0.5%
         SG      Singapore              1.6%
         SK      South Korea            1.9%
         SP      Spain                  1.4%
         SW      Sweden                 6.5%
         SZ      Switzerland            1.6%
         TW      Taiwan                 2.3%
         TH      Thailand               4.4%
         UK      United Kingdom         5.0%
         US      United States          5.1%
                                      ------
                 TOTAL                100.0%
                                      ======

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                     FREMONT INTERNATIONAL SMALL CAP FUND
                               October 31, 1995

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                            Country     Value
    Shares         Security Description       Code     (Note 1)
-----------------------------------------------------------------------------
STOCKS - 98.0%
BUSINESS EQUIPMENT & SERVICES - 1.6%
     2,000    Aida Engineering                  JP     $ 14,060
     1,000    Dai-Dan Co. Ltd.                  JP       11,358
       100    Polynorm NV                       NL       10,516
     6,700    Cowie Group PLC                   UK       31,500
                                                       --------
                                                         67,434
                                                       --------
CAPITAL GOODS - 8.2%
 7,600,000    CIA Acos Especiais Itabira        BR       56,118
       356    Skoda Koncern Plzen AS            CZ        7,488
       400    Labinal SA                        FR       43,655
   * 1,800    Bremer Vulkan Verbund AG          GM       55,221
    10,000    Bunka Shutter Co.                 JP       70,299
     3,000    Marufuji Sheet Piling             JP       18,799
     3,000    Seirei Industry                   JP       12,542
     6,700    Steel & Tube Holdings Ltd.        NZ       31,836
     2,700    Celsius Industrier AB "B"         SW       51,089
                                                       --------
                                                        347,047
                                                       --------

CONSUMER DURABLES - 1.9%
   * 8,799    CIA Interamericana de
              Automotive                        AR       32,995
     3,000    Tachi-S                           JP       22,617
    58,658    Arcelik AS                        TU        9,714
     6,100    Adwest Group                      UK       13,712
                                                       --------
                                                         79,038
                                                       --------

CONSUMER NON-DURABLES - 11.0%
    21,400    Pacific Magazines &
              Printing Ltd.                     AU       45,955
*9,800,000    Perdigao SA                       BR       17,836
   100,000    Sao Paulo Alpargatas SA           BR       13,676
   *   107    Cokoladovny AS                    CZ        9,452
       100    Holsten-Brauerei AG               GM       22,015
     1,100    Hellenic Sugar Industry SA        GR       13,845
     7,000    Lai Sun Garment
              International Ltd.                HK        7,379
     8,000    PT Chareon Pokphand Indonesia
              (Foreign Registered)              ID       16,997
    17,000    PT Japfa Comfeed Indonesia
              (Foreign Registered)              ID        8,421
     4,000    Daito Gyorui                      JP       12,297
     9,000    Kanematsu Corp.                   JP       30,753
    11,000    Prima Meat Packers                JP       37,695
    15,000    Rhythm Watch Co.                  JP       48,465
    53,000    Grupo Industrial Maseca SA de CV
              Series B                          MX       34,958
     2,000    Dutch Baby Milk Industries
              Berhad                            MY       11,024
     8,000    Nanyang Press Berhad              MY       16,378
    14,000    Lion Nathan Ltd.                  NZ       31,783
    11,000    GP Batteries International Ltd.   SG       26,840
    10,000    Times Publishing Ltd.             SG       23,205
       900    American Standard Sanitaryware Ltd.
              (Foreign Registered)              TH       15,379
     2,600    Karat Sanitaryware Co. Ltd.
              (Foreign Registered)              TH       10,228
     8,000    Tat Konserve Sanayii AS           TU        5,378
     3,600    Alexandra Workwear                UK        9,517
                                                       --------
                                                        469,476
                                                       --------

CONSUMER SERVICES - 2.8%
       450    Gaumont                           FR     $ 27,182
     1,100    Delta Dairy SA                    GR       20,127
   * 8,600    Vard AS                           NO       11,323
       400    Unicer-Uniao Cervejeira
              (Registered Shares)               PT        6,491
     2,200    Sun International
              Bophuthatswana Ltd.               SA       14,175
     6,000    Hotel Properties                  SG        9,084
     6,200    Airtours PLC                      UK       32,290
                                                       --------
                                                        120,672
                                                       --------

ENERGY - 5.4%
     4,700    CIA Naviera Perez Co. (Class B)   AR       20,585
    11,400    Caltex Australia Ltd.             AU       36,808
    30,000    Uniao de Industrias
              Petroquimicas SA                  BR       33,384
     1,400    TransCanada Pipelines Ltd.        CN       18,654
       100    Elf Gabon                         FR       14,743
     2,000    Itochu Fuel Corp.                 JP       16,684
     2,000    Kamei Corp.                       JP       22,323
   * 5,300    Engen Ltd.                        SA       33,059
    74,000    Petrol Ofisi AS                   TU       17,302
    59,000    Turcas Petroculuk AS              TU       15,231
                                                       --------
                                                        228,773
                                                       --------

FINANCIAL SERVICES (BANKS) - 12.3%
     7,400    Advance Bank of Australia Ltd.    AU       54,660
     6,600    Bank of Melbourne Ltd.            AU       33,472
       900    Parisienne de Reescompt           FR       69,290
     1,100    Credit Bank of Athens
              (Registered Shares)               GR       66,142
     1,300    National Bank of Greece
              (Registered Shares)               GR       64,888
     2,000    Chuo Trust & Banking Co. Ltd.     JP       17,526
    21,000    Affin Holdings Berhad             MY       39,685
    12,000    MBF Capital Berhad                MY       11,339
       300    KAS Associatie NV                 NL       10,161
   *20,580    Union Bank of the Philippines     PH       23,341
     2,100    Banco Totta & Acores
              (Registered Shares)               PT       36,412
        30    Verwalt & Privat-Bank AG          SZ       42,254
    27,600    First Bangkok City Bank Ltd.
              (Foreign Registered)              TH       24,129
   418,000    Yapi Ve Kredi Bankasi SA          TU       28,912
                                                       --------
                                                        522,211
                                                       --------

FINANCIAL SERVICES (OTHER) - 12.4%
   *   600    Terca Brick Industries            BE       29,002
       350    Societe Financiere Interbail SA   FR       22,288
       500    Sovac                             FR       62,247
   212,400    Century City International
              Holdings Ltd.                     HK       46,154
    42,000    Peregrine Investment
              Holdings Ltd.                     HK       53,510
    27,500    Tai Cheung Holdings               HK       23,120
     1,600    La Previdente                     IT       11,027
     3,000    Life Co. Ltd.                     JP        9,370
    10,000    Nippon Shinpan Co.                JP       62,564
    19,000    Rashid Hussein Berhad             MY       47,126
     2,100    Assurantieconcern Stad
              Rotterdam                         NL       57,835
     7,600    BNZ Finance Co. Ltd.              NZ        8,426
       110    Swiss Life Insurance & Pension    SZ       42,315
     2,800    Phatra Thanakit Co. Ltd.
              (Foreign Registered)              TH       20,250
     8,400    Guardian Royal Exchange PLC       UK       30,451
                                                       --------
                                                        525,685
                                                       --------


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                     FREMONT INTERNATIONAL SMALL CAP FUND
                               October 31, 1995

                                           Country     Value
    Shares         Security Description      Code    (Note 1)
-----------------------------------------------------------------------------
HEALTH CARE - 0.7%
       90    Galenica Holdings AG
             (Registered Shares)               SZ    $  28,125
                                                     ---------
                                                        28,125
                                                     ---------
MULTI-INDUSTRY - 6.8%
  * 1,700    Acklands Ltd.                     CN       15,524
      300    Compagnie Generale d'Industrie    FR       56,821
      800    Marine-Wendel                     FR       64,704
    2,500    Industrie Zignago S.
             Margherita SPA                    IT       11,779
    4,000    Yamato International, Inc.        JP       15,470
   19,000    Bandar Raya Developments Berhad   MY       28,425
   32,000    Berjaya Group Berhad              MY       20,283
      600    Internatio-Muller NV              NL       42,925
    8,900    Goode Durrant PLC                 UK       34,095
                                                     ---------
                                                       290,026
                                                     ---------
RAW MATERIALS - 15.8%
  * 5,600    Aluar Aluminio Argentina SA
             (Class B)                         AR       37,518
   18,000    Alcan Australia Ltd.              AU       41,121
      100    Tessenderlo Chemie                BE       34,492
1,400,000    CIA Petroquimica Sul-Copesul      BR       59,113
9,300,000    Fertilizantes Fosfatdos
             (Preferred)                       BR       28,048
    2,400    Donohue, Inc. (Class A)           CN       33,545
  *   116    Sepap AS                          CZ        8,317
  *   221    Synthesia AS                      CZ        6,592
      400    Nord Est                          FR        9,050
      150    Saint Louis                       FR       43,184
      100    Sommer Allibert                   FR       26,475
      400    Hellas Can SA                     GR        8,362
    9,000    Chugoku Marine Paints             JP       38,772
    9,000    Nippon Metal Industry             JP       33,133
    9,000    Apasco SA de CV                   MX       33,631
  * 6,000    Empaques Ponderosa SA Series B    MX       12,739
      400    DSM NV                            NL       29,934
    1,800    European Vinyls Corp.
             International NV                  NL       56,410
    8,900    Hartebeesfontein Gold
             Mining Co. Ltd.                   SA       22,328
    3,000    Randfontein Estates Gold Mining Co.
             Witwatersrand Ltd.                SA       16,656
      500    Western Deep Levels Ltd.          SA       13,983
    3,600    SSAB Svenskt Stal AB "B"          SW       36,095
    4,500    National Petrochemical Co.        TH       10,640
   15,000    Cimentas                          TU        9,060
    2,300    Smith (David S.) Holdings PLC     UK       21,044
                                                     ---------
                                                       670,242
                                                     ---------
RETAIL - 2.6%
    2,000    Oak & Co.                         JP       11,534
   20,400    Acma Ltd.                         SG       66,388
   12,700    East Asiatic Co. Ltd.             TH       16,654
    9,100    Saha Pathana Inter-Holding Ltd.
             (Foreign Registered)              TH       16,815
                                                     ---------
                                                       111,391
                                                     ---------
SHELTER - 9.0%
      700    Bau Holding AG                    AS       32,468
   10,400    Leighton Holdings Ltd.            AU       23,996
   10,900    Pioneer International Ltd.        AU       26,727
  * 5,000    Brasilit SA                       BR        9,308
  *    56    Inzenyrske a Prumslove
             Stavby AS                         CZ        4,711
      325    GTM Entrepose SA                  FR       21,095
      450    Societe Generale
             d'Enterprises SA                  FR        9,214

SHELTER (CONTINUED)
   67,000    Kumagai Gumi                      HK    $  50,697
    5,000    Daikyo, Inc.                      JP       33,436
    5,000    Daito Trust Construction          JP       44,059
    9,000    Tokyu Construction Co.            JP       40,094
    4,800    Vitro SA                          MX       10,531
    7,000    Land & General Berhad             MY       16,260
    4,400    Boskalis Westminster              NL       52,928
   12,200    Crest Nicholson PLC               UK        8,884
                                                     ---------
                                                       384,408
                                                     ---------
TECHNOLOGY - 1.1%
  *   322    SPT Telecom AS                    CZ       31,831
    1,100    Alphatec Electronics
             Public Co. Ltd.                   TH       13,900
                                                     ---------
                                                        45,731
                                                     ---------
TRANSPORTATION - 0.9%
    1,500    Koninklijke Nedlloyd Groep NV     NL       38,082
                                                     ---------
                                                        38,082
                                                     ---------
UTILITIES - 5.5%
    3,100    Telecom Argentina SA (Class B)    AR       11,903
2,500,000    Companhia Energetica de
             Minas Gerais                      BR       54,079
  *   741    Ceske Energeticke Zavody AS       CZ       28,903
   10,000    Boustead Holdings Berhad          MY       20,079
    1,200    Electra De Viesgo SA              SP       23,849
       50    Aare-Tessin AG
             (Registered Shares)               SZ       33,671
    3,800    Northumbrian Water Group PLC      UK       59,913
                                                     ---------
                                                       232,397
                                                     ---------

TOTAL STOCKS (Cost $4,377,310)                       4,160,738
                                                     ---------


                                                Country        Value
Face Amount/Issuer                                Code       (Note 1)
SHORT TERM INVESTMENTS - 0.2%
   7,165   Bankers Trust Commingled Trust Fund     US             7,165
                                                          -------------

TOTAL SHORT TERM INVESTMENTS (Cost $7,165)                        7,165
                                                          -------------

TOTAL INVESTMENTS (Cost $4,384,475), 98.2%                    4,167,903

OTHER ASSETS AND LIABILITIES, NET, 1.8%                          76,956
                                                          -------------

TOTAL NET ASSETS, 100.0%                                  $   4,244,859
                                                          =============


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                     FREMONT INTERNATIONAL SMALL CAP FUND
                               October 31, 1995

COUNTRY DIVERSIFICATION

    Country                                  % Of
     Code       Country Name               Net Assets
    -------------------------------------------------
       AR  Argentina                         2.4%
       AS  Austria                           0.8%
       AU  Australia                         6.2%
       BE  Belgium                           1.5%
       BR  Brazil                            6.4%
       CN  Canada                            1.6%
       CZ  Czech Republic                    2.3%
       FR  France                           11.0%
       GM  Germany                           1.8%
       GR  Greece                            4.1%
       HK  Hong Kong                         4.3%
       ID  Indonesia                         0.6%
       IT  Italy                             0.5%
       JP  Japan                            14.6%
       MX  Mexico                            2.2%
       MY  Malaysia                          5.0%
       NL  Netherlands                       7.0%
       NO  Norway                            0.3%
       NZ  New Zealand                       1.7%
       PH  Philippines                       0.5%
       PT  Portugal                          1.0%
       SG  Singapore                         3.0%
       SA  South Africa                      2.4%
       SP  Spain                             0.6%
       SW  Sweden                            2.1%
       SZ  Switzerland                       3.4%
       TH  Thailand                          3.0%
       TU  Turkey                            2.0%
       UK  United Kingdom                    5.7%
       US  United States                     2.0%
                                           ------
           TOTAL                           100.0%
                                           ======

The accompanying notes are an integral part of these financial statements.


                            FREMONT MUTUAL FUNDS

                         FREMONT U.S. MICRO-CAP FUND
                               October 31, 1995

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                  Value
    Shares         Security Description          (Note 1)
-----------------------------------------------------------------------------
STOCKS - 88.2%
CONSUMER DURABLES - 5.1%

*14,550    Leslie's Poolmart                 $     210,975
* 3,000    SCP Pool Corp.                           30,375
* 5,200    West Marine, Inc.                       158,600
                                             -------------
                                                   399,950
                                             -------------

CONSUMER NON-DURABLES - 1.2%

* 2,400    Longhorn Steaks, Inc.                    40,200
*10,000    Mountasia Entertainment
           International, Inc.                      56,250
                                             -------------
                                                    96,450
                                             -------------

CONSUMER SERVICES - 12.9%

 13,600    Barefoot, Inc.                          164,900
* 5,600    Damark International, Inc. (Class A)     33,600
*12,100    Garden Ridge Corp.                      432,575
* 4,200    Logan's Roadhouse, Inc.                  63,000
* 6,250    Saga Communications, Inc. (Class A)      98,438
*21,600    Video Sentry Corp.                      216,000
                                             -------------
                                                 1,008,513
                                             -------------

ENERGY - 7.9%

*23,500    Core Laboratories NV                    240,875
*14,000    Cairn Energy USA, Inc.                  168,000
*11,000    Lomak Petroleum, Inc.                    85,250
* 8,500    Numar Corp.                              89,250
* 7,500    Tipperary Corp.                          30,000
                                             -------------
                                                   613,375
                                             -------------

FINANCIAL SERVICES - 7.7%

* 4,200    Calumet Bancorp, Inc.                   114,450
  4,500    ISB Financial Corp.                      75,375
* 4,500    Imperial Thrift & Loan Association       51,750
  4,500    Life Bancorp, Inc.                       69,750
*10,000    PennFed Financial Services, Inc.        145,000
  8,000    Sirrom Capital Corp.                    141,000
                                             -------------
                                                   597,325
                                             -------------

HEALTH CARE - 12.7%

*14,700    Cytel Corp.                              75,338
* 4,500    Enterprise Systems, Inc.                105,187
*39,000    Gensia, Inc.                            165,750
* 9,900    Health Payment Review, Inc.             257,400
* 2,700    Liposome Co., Inc.                       41,512
*15,800    Penederm, Inc.                          156,025
*11,300    Summit Medical Systems, Inc.            186,450
                                             -------------
                                                   987,662
                                             -------------
RAW MATERIALS - 4.2%

  8,500    Delta & Pine Land Co.             $     329,375
                                             -------------
                                                   329,375
                                             -------------
SHELTER - 3.5%

*21,000    D.R. Horton, Inc.                       233,625
  4,000    Engle Homes, Inc.                        35,000
                                             -------------
                                                   268,625
                                             -------------

TECHNOLOGY (EQUIPMENT) - 18.5%

*12,000    Ade Corp.                               180,000
*24,000    Applied Signal Technology, Inc.         114,000
*16,000    CEM Corp.                               210,000
* 4,000    Computer Management Sciences, Inc.       82,000
* 9,000    Elantec Semiconductor, Inc.              65,250
*10,300    Hologic, Inc.                           267,800
*10,000    Micrel, Inc.                            227,500
* 8,000    PRI Automation, Inc.                    296,000
                                             -------------
                                                 1,442,550
                                             -------------

TECHNOLOGY (SOFTWARE) - 13.2%

*12,000    Speedfam International, Inc.            196,500
*23,700    State of the Art, Inc.                  254,775
*12,700    Truevision                               98,425
* 9,000    Verity, Inc.                            330,750
* 4,500    Veritas Software Corp.                  145,125
                                             -------------
                                                 1,025,575
                                             -------------

TRANSPORTATION - 1.3%

* 5,000    RailTex, Inc.                           103,750
                                             -------------
                                                   103,750
                                             -------------

TOTAL STOCKS  (Cost $5,925,270)                  6,873,150
                                             -------------



                                                   Value
Face Amount/Issuer/Discount Rate/Stated Maturity  (Note 1)
----------------------------------------------------------
SHORT TERM INVESTMENTS- 11.1%

365,479    Bankers Trust Commingled Trust Fund     365,479
500,000    Federal Home Loan Mortgage Corp.,
           Discount Note, 5.600%, 11/01/95         500,000
                                             -------------

TOTAL SHORT TERM INVESTMENTS (Cost $865,479)       865,479
                                             -------------

TOTAL INVESTMENTS (Cost $6,790,749), 99.3%       7,738,629

OTHER ASSETS AND LIABILITIES, NET, 0.7%             53,488
                                             -------------

TOTAL NET ASSETS, 100.0%                       $ 7,792,117
                                             =============


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

FREMONT GROWTH FUND
October 31, 1995

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                           Country    Value
  Shares   Security Description             Code    (Note 1)
--------------------------------------------------------------
STOCKS - 95.3%
BUSINESS EQUIPMENT & SERVICES - 6.3%
  3,600    Automatic Data Processing, Inc.   US   $  257,400
*14,000    Ceridian Corp.                    US      609,000
  2,600    Dun & Bradstreet Corp.            US      155,350
 23,301    First Data Corp.                  US    1,540,798
  4,700    General Motors Corp. (Class E)    US      221,488
*14,300    Office Depot, Inc.                US      409,338
  8,250    Paychex, Inc.                     US      357,844
  8,300    WMX Technologies, Inc.            US      233,437
                                                   ---------
                                                   3,784,655
                                                   ---------
CAPITAL GOODS - 3.1%
  3,300    Emerson Electric Co.              US      235,125
 12,900    General Electric Co.              US      815,925
  3,200    Illinois Tool Works, Inc.         US      186,000
* 7,000    Owens-Corning Fiberglass Corp.    US      296,625
  3,400    PPG Industries, Inc.              US      144,500
* 5,000    Varity Corp.                      US      181,250
                                                   ---------
                                                   1,859,425
                                                   ---------
CONSUMER DURABLES - 1.3%
  4,000    Goodyear Tire & Rubber Co.        US      152,000
 23,000    Harley-Davidson, Inc.             US      615,250
                                                   ---------
                                                     767,250
                                                   ---------
CONSUMER NON-DURABLES - 13.6%
  3,500    Anheuser Busch Cos., Inc.         US      231,000
  8,300    Archer Daniels Midland Co.        US      133,838
  3,200    Campbell Soup Co.                 US      167,600
 17,900    Coca-Cola Co.                     US    1,286,563
  2,400    Colgate Palmolive Co.             US      166,200
  2,700    ConAgra, Inc.                     US      104,287
  2,000    CPC International                 US      132,750
* 3,300    Crown Cork & Seal Co., Inc.       US      115,087
  4,700    Eastman Kodak Co.                 US      294,337
  3,100    General Mills, Inc.               US      177,862
 18,400    Gillette Co.                      US      890,100
  3,300    Heinz (H.J.) & Co.                US      153,450
  3,000    Kellogg Co.                       US      216,750
 11,800    Pepsico, Inc.                     US      622,450
 20,200    Philip Morris Cos., Inc.          US    1,706,900
 16,000    Procter & Gamble Co.              US    1,296,000
  2,100    Ralston Purina Group              US      124,688
  5,900    Sara Lee Corp.                    US      173,313
  5,400    Tyson Foods, Inc. (Class A)       US      128,925
                                                   ---------
                                                   8,122,100
                                                   ---------
CONSUMER SERVICES - 5.2%
  9,000    Loewen Group, Inc.                CN      360,422
  2,200    Capital Cities/ABC, Inc.          US      260,975
  2,300    CBS, Inc.                         US      185,725
*20,600    CUC International, Inc.           US      713,275

CONSUMER SERVICES (CONTINUED)
  6,900    Disney (Walt) Co.                 US  $   397,612
  8,500    Marriott International, Inc.      US      313,437
  6,800    Mattel, Inc.                      US      195,500
*10,300    Viacom, Inc. (Class B)            US      515,000
    600    Washington Post Co. (Class B)     US      174,000
                                                   ---------
                                                   3,115,946
                                                   ---------
ENERGY - 2.8%
  3,000    Amoco Corp.                       US      191,625
  1,500    Atlantic Richfield Co.            US      160,125
  2,600    Exxon Corp.                       US      198,575
  1,700    Mobil Corp.                       US      171,275
  6,000    Schlumberger Ltd.                 US      373,500
 11,000    Union Texas Petroleum
           Holdings, Inc.                    US      198,000
 13,500    Unocal Corp.                      US      354,375
                                                   ---------
                                                   1,647,475
                                                   ---------
FINANCIAL SERVICES - 8.6%
 12,000    American Express Co.              US      487,500
 13,000    American International
           Group, Inc.                       US    1,096,875
 13,500    Citicorp                          US      875,812
  8,000    Exel Ltd.                         US      428,000
  6,500    Federal Home Loan
           Mortgage Corp.                    US      450,125
    900    General Re Corp.                  US      130,388
 14,000    Mercury Finance Co.               US      269,500
 10,000    Mercury General Corp.             US      420,000
 10,000    MGIC Investment Corp.             US      568,750
 13,000    Norwest Corp.                     US      383,500
  1,000    Progressive Corp.                 US       41,500
                                                   ---------
                                                   5,151,950
                                                   ---------
HEALTH CARE - 16.1%
 10,700    Abbott Laboratories               US      425,325
  4,600    American Home Products Corp.      US      407,675
*14,000    Amgen, Inc.                       US      672,000
  2,200    Becton Dickinson & Co.            US      143,000
* 2,700    Boston Scientific Corp.           US      113,737
  7,000    Bristol-Myers Squibb Co.          US      533,750
  6,100    Columbia HCA Healthcare Corp.     US      299,662
* 2,500    Forest Laboratories, Inc.
           (Class A)                         US      103,437
  7,000    HBO & Co.                         US      495,250
*12,500    Healthsouth Rehabilitation
           Corp.                             US      326,562
 16,800    Johnson & Johnson                 US    1,369,200
  3,900    Lilly (Eli) & Co.                 US      376,838
 13,000    Medtronic, Inc.                   US      750,750
 14,600    Merck & Co.                       US      839,500
*15,000    Mid Atlantic Medical
           Services, Inc.                    US      298,125
 24,100    Pfizer, Inc.                      US    1,382,738
  5,400    Schering Plough Corp.             US      289,575
  6,000    Stryker Corp.                     US      270,750
 10,000    United Healthcare Corp.           US      531,250
                                                   ---------
                                                   9,629,124
                                                   ---------

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                             FREMONT GROWTH FUND
                               October 31, 1995

                                           Country    Value
  Shares   Security Description             Code    (Note 1)
--------------------------------------------------------------
MISCELLANEOUS - 3.1%
 29,100    Inefficient Market Fund, Inc.     US   $  305,550
 56,500    Morgan Grenfell Small Cap
           Fund, Inc.                        US      656,813
 69,800    Royce Value Trust                 US      898,675
                                                  ----------
                                                   1,861,038
                                                  ----------
MULTI-INDUSTRY - 1.0%
  1,700    ITT Corp.                         US      208,250
  6,800    Minnesota Mining &
           Manufacturing Co.                 US      386,750
                                                  ----------
                                                     595,000
                                                  ----------
RAW MATERIALS - 1.8%
* 4,300    Alumax, Inc.                      US      126,850
  3,500    Du Pont (E.I.) de Nemours & Co.   US      218,313
  9,400    Engelhard Corp.                   US      233,825
  5,000    Monsanto Co.                      US      523,750
                                                  ----------
                                                   1,102,738
                                                  ----------
RETAIL - 3.9%
* 4,300    Federated Department
           Stores, Inc.                      US      109,112
 21,700    Home Depot, Inc.                  US      808,325
  8,800    McDonalds Corp.                   US      360,800
* 3,700    Safeway, Inc.                     US      174,825
* 5,300    Stop & Shop Cos., Inc.            US      109,975
* 6,300    Toys R Us, Inc.                   US      137,813
 27,800    Wal Mart Stores, Inc.             US      601,175
                                                  ----------
                                                   2,302,025
                                                  ----------
SHELTER - 1.1%
  3,500    Georgia Pacific Corp.             US      288,750
  4,200    International Paper Co.           US      155,400
  2,900    Kimberly-Clark Corp.              US      210,613
                                                  ----------
                                                     654,763
                                                  ----------
TECHNOLOGY (COMPONENTS)  - 12.1%
* 8,000    3Com Corp.                        US      376,000
  3,200    Amp, Inc.                         US      125,600
* 9,000    Applied Materials, Inc.           US      451,125
*19,200    Cisco Systems, Inc.               US    1,488,000
 23,500    Intel Corp.                       US    1,642,062
* 3,000    Litton Industries, Inc.           US      118,875
*14,000    LSI Logic Corp.                   US      659,750
  2,800    Micron Technology, Inc.           US      197,750
 16,700    Motorola, Inc.                    US    1,095,937
*14,000    Novadigm, Inc.                    US      287,000
  3,800    Raytheon Co.                      US      165,775
  2,700    Texas Instruments, Inc.           US      184,275
* 9,000    Xilinx, Inc.                      US      414,000
                                                  ----------
                                                   7,206,149
                                                  ----------
TECHNOLOGY (EQUIPMENT) - 5.4%
*29,900    AirTouch Communications, Inc.     US      852,150
  8,700    Boeing Co.                        US      570,938
* 3,600    Compaq Computer Corp.             US      200,700
*13,500    DSC Communications Corp.          US      499,500
  6,900    Hewlett-Packard Co.               US      639,113
  1,800    International Business Machines   US      175,050
* 8,000    Silicon Graphics, Inc.            US      266,000
                                                  ----------
                                                   3,203,451
                                                  ----------
TECHNOLOGY (SOFTWARE) - 5.6%
  9,950    Computer Associates
           International, Inc.               US  $   547,250
*13,500    Microsoft Corp.                   US    1,350,000
*22,100    Oracle Systems Corp.              US      964,113
* 7,000    Parametric Technology Corp.       US      468,125
                                                  ----------
                                                   3,329,488
                                                  ----------
TRANSPORTATION - 0.3%
  2,400    Union Pacific Corp.               US      156,900
                                                  ----------
                                                     156,900
                                                  ----------
UTILITIES - 4.0%
  5,000    Ameritech Corp.                   US      270,000
 13,800    AT&T Corp.                        US      883,200
  3,900    Bell Atlantic Corp.               US      248,138
  4,200    Century Telephone Enterprises     US      121,800
 15,100    Enron Corp.                       US      519,062
  6,400    Illinova Corp.                    US      181,600
  3,200    Telephone & Data Systems, Inc.    US      128,000
                                                  ----------
                                                   2,351,800
                                                  ----------

TOTAL STOCKS (Cost $47,793,575)                   56,841,277
                                                  ----------


                                                    Country   Value
Face Amount/Issuer                                    Code   (Note 1)
---------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.0%
2,353,577  Bankers Trust Commingled Trust Fund       US     2,353,577
                                                         ------------
TOTAL SHORT TERM INVESTMENTS (Cost $2,353,577)              2,353,577
                                                         ------------
TOTAL INVESTMENTS (Cost $50,147,152), 99.3%                59,194,854

OTHER ASSETS AND LIABILITIES, NET, 0.7%                       437,565
                                                         ------------
NET ASSETS, 100.0%                                       $ 59,632,419
                                                         ============



COUNTRY DIVERSIFICATION

     Country                                  % Of
      Code     Country Name                 Net Assets
------------------------------------------------------
       CN  Canada                              0.6%
       US  United States                      99.4%
                                             ------
           TOTAL                             100.0%
                                             ======

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                              FREMONT BOND FUND
                               October 31, 1995

-------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Coupon        Maturity          Value
     Principal     Issuer                                                            Rate           Date           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
BONDS - 76.1%
MORTGAGE BACKED SECURITIES - 42.3%

         319,720   Collateralized Mortgage Obligation Trust CMO, 5-EZ   . . . . .    9.400%        08/01/16    $    337,405
         488,483   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC  . .    7.985%        05/01/17         501,001
         793,364   FHLMC A01007   . . . . . . . . . . . . . . . . . . . . . . . .    8.250%        08/01/17         820,997
       1,409,404   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC   . . . . . . . . . . . .    7.000%        11/15/20       1,387,487
       1,498,834   FNMA ARM   . . . . . . . . . . . . . . . . . . . . . . . . . .    6.878%        11/01/23       1,535,135
         596,490   FNMA CMO, 1990-142J, REMIC   . . . . . . . . . . . . . . . . .    9.250%        12/25/03         600,403
       1,034,420   FNMA CMO, 1990-53G, PAC REMIC    . . . . . . . . . . . . . . .    8.000%        12/25/18       1,046,378
         200,000   FNMA CMO, 1993-11J, PAC REMIC    . . . . . . . . . . . . . . .    7.500%        02/25/08         203,031
       6,682,646   GNMA II ARM    . . . . . . . . . . . . . . . . . . . . . . . .    7.250%        09/20/24       6,749,472
       4,802,570   GNMA II ARM    . . . . . . . . . . . . . . . . . . . . . . . .    6.500%        10/20/24       4,850,596
         126,980   GNMA II ARM    . . . . . . . . . . . . . . . . . . . . . . . .    7.500%        02/20/25         129,889
       1,687,127   GNMA II ARM    . . . . . . . . . . . . . . . . . . . . . . . .    7.500%        03/20/25       1,725,779
       1,613,946   MDC Mortgage Funding Corp. CMO, P-4Z   . . . . . . . . . . . .    9.500%        11/20/17       1,704,408
       1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC    . .    7.000%        07/20/21         999,150
       7,338,223   Prudential Bache CMO Trust, 14-G, REMIC    . . . . . . . . . .    8.400%        03/20/21       7,652,390
         786,752   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC   . . . . . . . .    8.000%        09/25/21         806,169
       1,552,747   Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC  . . . .    7.878%        09/25/23       1,576,039
         967,849   Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC  . .    8.169%        09/25/22         987,659
       3,000,000   Securitized Asset Sales, Inc. CMO, 1993-2A9, PAC (11) REMIC  .    6.200%        07/25/08       2,907,180
                                                                                                                 ----------
                   TOTAL MORTGAGE BACKED SECURITIES                                                              36,520,568
                                                                                                                 ----------
CORPORATE BONDS - 18.2%

       1,000,000   Arkla, lnc.    . . . . . . . . . . . . . . . . . . . . . . . .    9.200%        12/18/97       1,044,150
         500,000   Cleveland Electric Co.   . . . . . . . . . . . . . . . . . . .    9.110%        07/22/96         505,590
         260,000   CMS Energy Corp., Deferred Coupon (Callable 10/01/97 @ 101.65)    9.875%        10/01/99         274,300
         907,000   Delta Air Lines, Inc. (Sinking Fund Bond)    . . . . . . . . .    9.450%        02/14/06       1,028,997
       1,825,000   Delta Air Lines, Inc. (Sinking Fund Bond)    . . . . . . . . .    9.450%        02/26/06       2,048,002
       3,000,000   General Motors Acceptance Corp.    . . . . . . . . . . . . . .    6.700%        05/20/96       3,010,170
       2,000,000   Long Island Lighting Co.   . . . . . . . . . . . . . . . . . .    8.750%        05/01/96       2,024,580
       1,000,000   Ohio Edison    . . . . . . . . . . . . . . . . . . . . . . . .    8.500%        05/01/96       1,009,880
       2,000,000   Time Warner, Inc.    . . . . . . . . . . . . . . . . . . . . .    7.450%        02/01/98       2,041,200
         375,000   Time Warner, Inc., FRN (Callable 08/15/96 @ 101.5)   . . . . .    6.835%        08/15/00         375,900
         225,000   Time Warner, Inc.    . . . . . . . . . . . . . . . . . . . . .    7.975%        08/15/04         231,140
         450,000   Time Warner, Inc.    . . . . . . . . . . . . . . . . . . . . .    8.110%        08/15/06         462,884
         450,000   Time Warner, Inc.    . . . . . . . . . . . . . . . . . . . . .    8.180%        08/15/07         464,283
       1,000,000   United Airlines    . . . . . . . . . . . . . . . . . . . . . .   10.670%        05/01/04       1,161,583
                                                                                                                 ----------
                   TOTAL CORPORATE BONDS                                                                         15,682,859
                                                                                                                 ----------
FOREIGN BONDS - 9.6%

DM     6,800,000   Federal Republic of Germany    . . . . . . . . . . . . . . . .    6.250%        01/04/24       4,259,205
CAN$   2,500,000   Government of Canada   . . . . . . . . . . . . . . . . . . . .    8.750%        12/01/05       2,022,232
US$    3,000,000   United Mexican States (Callable Semiannually
                     in June or December @ 100)   . . . . . . . . . . . . . . . . .  6.875%        12/31/19       2,002,500
                                                                                                                  ---------
                   TOTAL FOREIGN BONDS                                                                            8,283,937
                                                                                                                  ---------

U.S. GOVERNMENT & AGENCY BONDS - 4.4%

         290,000   Federal Home Loan Bank (Callable 04/29/96 @ 100)   . . . . . .    6.380%        04/29/03         285,151
         500,000   Federal Home Loan Mortgage Corp. (Callable 07/02/96 @ 100)   .    6.390%        07/02/03         491,170
       3,000,000   U.S. Treasury Notes  . . . . . . . . . . . . . . . . . . . . .    5.785%        07/31/97       3,011,730
                                                                                                                  ---------
                   TOTAL U.S. GOVERNMENT & AGENCY BONDS                                                           3,788,051
                                                                                                                  ---------


The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS

                              FREMONT BOND FUND
                               October 31, 1995

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Coupon        Maturity             Value
       Principal   Issuer                                                            Rate           Date              (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE SECURITIES - 1.6%

       3,596,654   FHLMC Interest Only, 1587HA, PAC-1 REMIC   . . . . . . . . . .    6.500%        10/15/08      $     496,788
       5,419,230   FNMA lnterest Only, 1994-27WB, PAC-1 REMIC   . . . . . . . . .    6.500%        06/25/14            514,117
         390,998   FNMA Principal Only, G93-12B, PAC (11) REMIC   . . . . . . . . . . . . .        02/25/23            367,902
                                                                                                                 -------------
                   TOTAL STRIPPED MORTGAGE SECURITIES                                                                1,378,807
                                                                                                                 -------------
                    TOTAL BONDS (Cost $64,315,813)                                                                  65,654,022
                                                                                                                 -------------
CONVERTIBLE PREFERRED STOCK - 0.5%

          20,000   Long Island Lighting Co.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              465,000
                                                                                                                 -------------
                   TOTAL CONVERTIBLE PREFERRED STOCK (Cost $486,000)                                                   465,000
                                                                                                                 -------------
SHORT TERM SECURITIES - 22.0%

       1,700,000   Abbott Laboratories, CP    . . . . . . . . . . . . . . . . . .    5.710%        11/14/95          1,696,495
       3,000,000   AT&T Corp., CP   . . . . . . . . . . . . . . . . . . . . . . .    5.710%        11/29/95          2,986,677
         717,851   Bankers Trust Commingled Trust Fund    . . . . . . . . . . . . . . . . . . . . . . . . .            717,851
         100,000   Hewlett-Packard Co., CP    . . . . . . . . . . . . . . . . . .    5.630%        11/21/95             99,687
       1,000,000   KFW International Finance, DN    . . . . . . . . . . . . . . .    5.700%        01/17/96            987,808
       1,500,000   Kimberly-Clark Corp., CP   . . . . . . . . . . . . . . . . . .    5.730%        11/14/95          1,496,896
         900,000   Mexico Government Bond, Tesobono   . . . . . . . . . . . . . .   16.407%        01/18/96            884,250
       2,000,000   Minnesota Mining & Manufacturing Co., CP   . . . . . . . . . .    5.730%        11/01/95          2,000,000
       1,000,000   New South Wales Treasury, DN   . . . . . . . . . . . . . . . .    5.660%        11/10/95            998,585
       3,000,000   Oesterreichische Kontrollbank, DN    . . . . . . . . . . . . .    5.700%        11/10/95          2,995,725
       3,500,000   Procter & Gamble, CP   . . . . . . . . . . . . . . . . . . . .    5.630%        11/17/95          3,491,242
   +      10,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.450%        11/16/95              9,977
   +     230,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.880%        11/16/95            229,437
   +      80,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.280%        02/08/96             78,830
   +      50,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.300%        02/08/96             49,269
   +     190,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.250%        02/15/96            187,025
   +     100,000   U.S. Treasury Bill   . . . . . . . . . . . . . . . . . . . . .    5.290%        02/15/96             98,434
                                                                                                                 -------------
                   TOTAL SHORT TERM SECURITIES (Cost $18,992,002)                                                   19,008,188
                                                                                                                 -------------

       Number of                                                                                                      Value
       Contracts   Description                                                                                      (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS - 0.0%
              35   CBOT 30 yr. U.S. Treasury Bond Futures, Strike @106, Exp. 11/17/95 . . . . . . . . . . . . .           547
                                                                                                                --------------
                   TOTAL PUT OPTIONS (Cost $705)                                                                          547
                                                                                                                --------------
                   TOTAL INVESTMENTS (Cost $83,794,520), 98.6%                                                     85,127,757

                   TOTAL OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                    1,214,914
                                                                                                                --------------
                   NET ASSETS, 100.0%                                                                           $  86,342,671
                                                                                                                ==============

PORTFOLIO ABBREVIATIONS:
   ARM  - Adjustable Rate Mortgage
  CBOT  - Chicago Board of Trade
   CMO  - Collateralized Mortgage Obligation
    CP  - Commercial Paper
    DN  - Discount Note
 FHLMC  - Federal Home Loan Mortgage Corp.
  FNMA  - Federal National Mortgage Association
   FRN  - Floating Rate Note
  GNMA  - Government National Mortgage Association
 REMIC  - Real Estate Mortgage Investment Conduit

+On deposit with broker for initial margin on futures contracts (Note 1).

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                          FREMONT MONEY MARKET FUND
                               October 31, 1995


---------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                               Discount        Maturity            Value
        Principal      Issuer                                                    Rate           Date              (Note 1)
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 82.5%

       10,000,000      Abbey National North America Corp.   . . . . . . . . .    5.660%        12/07/95        $  9,943,400
       10,000,000      Alcatel Alsthom, Inc.  . . . . . . . . . . . . . . . .    5.700%        01/17/96           9,878,083
       10,000,000      American Express Credit Corp.  . . . . . . . . . . . .    5.660%        12/18/95           9,926,106
       10,000,000      Ameritech Capital Funding *  . . . . . . . . . . . . .    5.540%        03/18/96           9,787,633
       10,000,000      B.B.V. Finance (Delaware), Inc.  . . . . . . . . . . .    5.730%        11/03/95           9,996,817
       10,000,000      Bausch & Lomb, Inc.  . . . . . . . . . . . . . . . . .    5.670%        02/09/96           9,842,500
       10,000,000      Boral Industries, Inc.   . . . . . . . . . . . . . . .    5.780%        11/27/95           9,958,256
        5,000,000      Cadbury Schweppes Money Management PLC   . . . . . . .    5.780%        11/15/95           4,988,761
       10,000,000      Cargill Financial Services Corp.*  . . . . . . . . . .    5.470%        01/12/96           9,890,600
       10,000,000      CPC International*   . . . . . . . . . . . . . . . . .    5.710%        01/10/96           9,888,972
        5,000,000      Ford Motor Credit Corp.  . . . . . . . . . . . . . . .    5.730%        11/14/95           4,989,654
       10,000,000      Goldman Sachs & Co.  . . . . . . . . . . . . . . . . .    5.680%        01/26/96           9,864,311
       10,000,000      Halifax Building Society   . . . . . . . . . . . . . .    5.690%        01/08/96           9,892,522
       10,000,000      Hanson Finance PLC (UK)  . . . . . . . . . . . . . . .    5.730%        11/13/95           9,980,900
       10,000,000      Hitachi America Ltd.   . . . . . . . . . . . . . . . .    5.970%        11/03/95           9,996,683
       10,000,000      Merrill Lynch & Co., Inc.  . . . . . . . . . . . . . .    5.720%        11/08/95           9,988,878
       10,000,000      Mitsui & Co. . . . . . . . . . . . . . . . . . . . . .    5.730%        12/05/95           9,945,883
       10,000,000      Rabobank Nederland   . . . . . . . . . . . . . . . . .    5.620%        12/06/95           9,945,361
       10,000,000      Sandoz Corp.   . . . . . . . . . . . . . . . . . . . .    5.700%        01/29/96           9,859,083
       10,000,000      Sonoco Products, Inc.  . . . . . . . . . . . . . . . .    5.750%        11/07/95           9,990,417
       10,000,000      Sony Capital Corp.*  . . . . . . . . . . . . . . . . .    5.710%        12/11/95           9,936,556
       10,000,000      Sumitomo Corp. of America  . . . . . . . . . . . . . .    5.700%        12/22/95           9,919,250
       10,000,000      Sweden, Kingdom of   . . . . . . . . . . . . . . . . .    5.650%        11/27/95           9,959,195
       10,000,000      Swedish Export Credit Corp.  . . . . . . . . . . . . .    5.670%        11/06/95           9,992,125
        8,900,000      Toshiba International Finance PLC (UK)   . . . . . . .    5.750%        01/03/96           8,810,444
       10,000,000      Yale University  . . . . . . . . . . . . . . . . . . .    5.720%        01/31/96           9,855,411
                                                                                                                -----------
TOTAL COMMERCIAL PAPER                                                                                          247,027,801
                                                                                                                -----------

OTHER SHORT TERM SECURITIES - 19.0%

       24,778,657      Bankers Trust Commingled Trust Fund  . . . . . . . . .                                    24,778,657
       10,000,000      Bayerische Vereinsbank AG, Yankee CD + . . . . . . . .    5.900%        09/12/96          10,000,000
        2,105,000      Federal Home Loan Bank, DN . . . . . . . . . . . . . .    5.520%        12/26/95           2,087,248
       10,000,000      Federal National Mortgage Association, AN +  . . . . .    5.660%        03/15/96          10,000,000
       10,000,000      Federal National Mortgage Association, MTN + . . . . .    5.710%        06/10/96           9,994,672
                                                                                                                -----------
                       TOTAL OTHER SHORT TERM SECURITIES                                                         56,860,577
                                                                                                                -----------
                       TOTAL INVESTMENTS (Cost $303,888,378), 101.5%                                            303,888,378

                       OTHER ASSETS AND LIABILITIES, NET (1.5)%                                                  (4,576,766)
                                                                                                                -----------
                       NET ASSETS, 100.0%                                                                      $299,311,612
                                                                                                               ============

PORTFOLIO ABBREVIATIONS:
   AN  - Agency Note
   CD  - Certificate of Deposit
   DN  - Discount Note
  MTN  - Medium Term Note

*These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.
+ The rate indicated for these securities is the stated coupon rate.

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                               October 31, 1995

---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                                               Coupon   Maturity    Value
Principal    Issuer                                                                             Rate     Date     (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.1%
1,000,000    California State Dept. of Veterans Affairs, Home Purchase Revenue 1991 Ser. A. .   6.450%  08/01/00 $1,047,250
1,000,000    California State Dept. of Water Resources, Central Valley Project Revenue Ser. H   6.400%  12/01/00  1,099,690
             California State GO
1,000,000      Various Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.400%  08/01/96  1,019,120
1,000,000      Various Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.500%  08/01/97  1,042,630
1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
             Madera County State Prison 1990 Ser. A   . . . . . . . . . . . . . . . . . . . .   6.700%  09/01/97  1,046,660
1,000,000    California State Public Works Board, Lease Revenue Refunding, Trustees of
             The California State University, 1995 Ser. B   . . . . . . . . . . . . . . . . .   5.600%  04/01/06  1,010,170
1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
             Prison D   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.100%  06/01/06    980,740
1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A . . . . . .   6.400%  03/01/01  1,093,090
1,000,000    Contra Costa Water Authority, Revenue Refunding 1993 Ser. A (FGIC Insured) . . .   5.300%  10/01/05  1,035,520
1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) . . . . . . . .   5.250%  10/01/08  1,003,840
1,000,000    East Bay MUD, Water System Subordinated Revenue Ser. 1994    . . . . . . . . . .   8.500%  06/01/98  1,106,370
1,000,000    City of Irvine, Assessment District No. 89-10, Limited Obligation
             Refunding Improvement (MBIA Insured) . . . . . . . . . . . . . . . . . . . . . .   4.200%  09/02/05    922,900
1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding . . . . . .   5.500%  09/01/07  1,025,890
1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue   . . . . . . . . . .   4.700%  10/15/06    962,170
1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding . . . . . . . .   5.625%  04/15/08  1,025,390
1,000,000    City of Los Angeles, 1990 Solid Waste Collection Project, COP Revenue. . . . . .   6.400%  11/01/97  1,045,110
  750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A. . . . . .   5.250%  10/01/06    768,315
1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue Ser. A. . . . . .   6.300%  07/01/01  1,086,480
1,000,000    Metropolitan Water District of Southern California, Waterworks GO Refunding
             1993 Ser. A    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.250%  03/01/05  1,038,420
1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) . . . . . . . . .   5.300%  08/01/04  1,042,200
1,000,000    Modesto Irrigation District Finance Authority, Domestic Water Project Revenue
             1992 Ser. A (AMBAC Insured)  . . . . . . . . . . . . . . . . . . . . . . . . . .   5.650%  09/01/03  1,068,000
  500,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. D (AMBAC Insured) . . .   6.300%  07/01/98    521,615
1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F . . . . . . . . . . .   5.650%  07/01/03  1,066,790
1,000,000    Northern California Power Agency, Geothermal Project #3 Revenue Ser. A . . . . .   5.600%  07/01/06  1,024,940
1,000,000    Orange County Local Transportation Authority, Sales Tax Revenue First Ser. M . .   6.000%  02/15/06  1,036,400
1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue Second
             Senior Ser. 1994 (FGIC Insured)  . . . . . . . . . . . . . . . . . . . . . . . .   5.000%  02/15/08    974,840
  500,000    Orange County Water District, COP 1990 Project A . . . . . . . . . . . . . . . .   6.500%  08/15/98    532,095
  500,000    City of Pasadena, Electric Works Revenue 1990 Series . . . . . . . . . . . . . .   6.500%  08/01/99    540,285
1,500,000    City of Pasadena, GO Refunding Police and Jail Building 1993 . . . . . . . . . .   5.000%  06/01/07  1,529,100
1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) . . . . . . .   5.000%  09/01/07    993,320
1,000,000    City of Riverside, Electric Revenue 1991   . . . . . . . . . . . . . . . . . . .   6.100%  10/01/00  1,073,700
1,000,000    City of Riverside, Electric Revenue Refunding 1993   . . . . . . . . . . . . . .   5.000%  10/01/06    996,210
1,000,000    Sacramento County Sanitation District Finance Authority, Revenue
             (MBIA Insured)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.000%  12/01/08    981,610
1,000,000    Sacramento MUD, Electric Revenue 1991 Ser. Y   . . . . . . . . . . . . . . . . .   6.250%  09/01/00  1,082,630
1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue 1992 Ser. A
             (FGIC Insured)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.000%  03/01/03  1,085,910
1,000,000    City and County of San Francisco International Airport Second Series Revenue
             Issue 1 (AMBAC Insured)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.100%  05/01/03  1,093,910
1,000,000    City and County of San Francisco RDA, Lease Revenue Ser. 1991
             (George R. Moscone Convention Center) (AMBAC Insured)  . . . . . . . . . . . . .   6.200%  10/01/00  1,084,280
1,000,000    City and County of San Francisco, Sewer Revenue Refunding Ser. 1992
             (AMBAC Insured)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.800%  10/01/05  1,071,430
1,000,000    San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding. . . . . .   6.400%  07/01/97  1,038,500
1,000,000    San Jose, CA Finance Authority Revenue, Convention Center Refunding
             Project Ser. C (MBIA Insured)  . . . . . . . . . . . . . . . . . . . . . . . . .   5.750%  09/01/03  1,060,680


The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                               October 31, 1995

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Coupon   Maturity    Value
Principal    Issuer                                                                             Rate     Date     (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A . . . . .  5.375%  08/01/04 $1,041,700
             Southern California Public Power Authority
1,000,000      Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured). . . . . . . . . . . .  4.750%  07/01/09    923,090
1,000,000      Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)  . . . . . . . . . . .  4.750%  07/01/08    946,910
1,000,000      Palo Verde Power Projects Revenue, 1993 Ser. A  . . . . . . . . . . . . . . . .  5.100%  07/01/06  1,004,100
  500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured). . . . . . .  6.700%  09/01/98    535,235
  500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured). . . . . . .  6.800%  09/01/99    541,025
1,000,000    University of California, Housing System Revenue Ser. A (MBIA Insured). . . . . .  5.500%  11/01/08  1,023,560
1,000,000    West & Central Basin Financing Authority, Water Revenue West Basin
             Refunding Project (AMBAC Insured). . . . . . . . . . . . . . . . . . . . . .  . .  5.125%  08/01/06  1,012,170
1,500,000    Yucalpa School Facilities Financing Authority, 1995 Sweetwater Refunding
             (MBIA Insured)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.000%  09/01/10  1,551,105
                                                                                                                 ----------
             TOTAL MUNICIPAL BONDS (Cost $46,944,424) . . . . . . . . . . . . . . . . . . . .                    48,837,095
                                                                                                                 ----------
SHORT-TERM SECURITIES - 1.6%
  816,260    Provident Institutional Fund   . . . . . . . . . . . . . . . . . . . . . . . . .                       816,260
                                                                                                                 ----------
             TOTAL SHORT TERM SECURITIES (Cost $816,260)                                                            816,260
                                                                                                                 ----------
             TOTAL INVESTMENTS (Cost $47,760,684) 98.7%                                                          49,653,355

             OTHER ASSETS AND LIABILITIES, NET 1.3%                                                                 659,846
                                                                                                                -----------
             NET ASSETS, 100.0%                                                                                 $50,313,201
                                                                                                                ===========

PORTFOLIO ABBREVIATIONS:
   AMBAC   -   American Municipal Bond Assurance Corp.
     COP   -   Certificates of Participation
    FGIC   -   Financial Guaranty Insurance Corp.
      GO   -   General Obligation
    MBIA   -   Municipal Bond Investor Assurance Corp.
     MUD   -   Municipal Utility District
     RDA   -   Redevelopment Agency

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                 This page has been left blank intentionally.



                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
                               October 31, 1995
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                      International           International
                                                                 Global                   Growth                 Small Cap
                                                                  Fund                     Fund                    Fund
                                                          -------------------      -------------------       -----------------
ASSETS:
     Investments in securities at cost                    $       435,900,719      $        30,095,936       $       4,384,475
                                                          ===================      ===================       =================
     Investments in securities at value (Note 1)                  482,376,221               32,155,472               4,167,903
     Cash                                                                  --                       --                  80,807
     Dividends and interest receivable                              3,479,812                   57,128                  15,046
     Receivable for securities sold                                 1,109,860                       --                      --
     Receivable from sale of fund shares                               50,857                   10,545                  19,160
     Receivable for variation margin                                       --                       --                      --
     Unrealized appreciation on foreign currency contracts             30,825                       --                      --
     Prepaid expense                                                   23,113                       --                      --
     Unamortized organization costs (Note 3)                               --                       --                      --
                                                          -------------------      -------------------       -----------------
       TOTAL ASSETS                                               487,070,688               32,223,145               4,282,916
                                                          -------------------      -------------------       -----------------
LIABILITIES:
     Unrealized depreciation on foreign currency contracts                 --                       --                      --
     Liability for options written                                         --                       --                      --
     Variation margin payable                                          53,025                       --                      --
     Dividends payable to shareholders                                125,057                      383                  15,458
     Payable for securities purchased                               3,182,827                   26,401                  15,640
     Payable for fund shares redeemed                                 895,038                       --                      --
     Accrued expenses:
       Investment advisory and administrative fees                    307,043                   40,348                   6,959
       Shareholder servicing fees                                       6,500                       --                      --
       Custody fees                                                    76,603                       --                      --
       Accounting fees                                                 29,822                       --                      --
       Audit and legal fees                                            31,617                       --                      --
       Other payables                                                   8,300                       --                      --
                                                          -------------------      -------------------       -----------------
       TOTAL LIABILITIES                                            4,715,832                   67,132                  38,057
                                                          -------------------      -------------------       -----------------
NET ASSETS                                                $       482,354,856      $        32,156,013      $        4,244,859
                                                           ==================      ===================       =================
Net assets consist of:
     Paid in capital                                     $        416,233,588      $        32,362,847      $        4,496,814
     Undistributed net investment income (loss)                     2,004,174                  170,045                   9,448
     Unrealized appreciation (depreciation) on investments         43,682,144                2,059,536                (216,572)
     Unrealized appreciation (depreciation) on foreign currency
       contracts and other assets and liabilities                      38,458                      661                    (946)
    Accumulated net realized gain (loss)                           20,396,492               (2,437,076)                (43,885)
                                                          -------------------      -------------------       -----------------
NET ASSETS                                                $       482,354,856      $        32,156,013       $       4,244,859
                                                          ===================      ===================       =================
SHARES OF CAPITAL STOCK OUTSTANDING                                33,873,265                3,309,234                 471,446
                                                          ===================      ===================       =================
NET ASSET VALUE PER SHARE                                 $             14.24      $              9.72       $            9.00
                                                          ===================      ===================        ================


The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS

                                                                                                                   California
                   U.S.                                                                    Money                  Intermediate
                Micro-Cap                Growth                   Bond                     Market                   Tax-Free
                  Fund                    Fund                    Fund                      Fund                      Fund
         ------------------       -------------------       ------------------       --------------------        ----------------
         $       6,790,749        $        50,147,152       $       83,794,520       $        303,888,378        $     47,760,684
         ==================       ===================       ==================       ====================        ================
                 7,738,629                 59,194,854               85,127,757                303,888,378              49,653,355
                        --                     24,470                  213,341                         --                  76,349
                     4,148                     50,781                1,071,726                    447,148                 661,237
                        --                    545,011                       --                         --                      --
                    61,518                     21,900                    1,946                  1,380,490                   1,650
                        --                         --                   59,813                         --                      --
                        --                         --                       --                         --                      --
                        --                        429                       --                      3,163                     627
                        --                      5,278                    4,494                         --                      --
         ------------------       -------------------       ------------------       --------------------        ----------------
                 7,804,295                 59,842,723               86,479,077                305,719,179              50,393,218
         ------------------       -------------------       ------------------       --------------------        ----------------

                        --                         --                   21,767                         --                      --
                        --                         --                    2,188                         --                      --
                        --                         --                       --                         --                      --
                        --                        617                   11,941                     20,109                  26,735
                        --                    125,579                       --                         --                      --
                        --                     14,265                   38,295                  6,283,032                      --

                    12,178                     32,559                   28,859                     54,800                  13,016
                        --                      2,000                    1,750                      2,400                   2,100
                        --                     18,070                   10,025                      8,325                   2,341
                        --                      4,264                    6,231                     15,019                   5,670
                        --                     12,530                   12,000                     12,230                  17,280
                        --                        420                    3,350                     11,652                  12,875
         ------------------       -------------------       ------------------       --------------------        ----------------
                    12,178                    210,304                  136,406                  6,407,567                  80,017
         ------------------       -------------------       ------------------       --------------------        ----------------
         $       7,792,117         $       59,632,419       $       86,342,671       $        299,311,612        $     50,313,201
         ==================       ===================       ==================       ====================        ================

         $       6,526,144         $       47,012,251       $       82,699,455       $        299,311,612        $     48,300,312
                        --                      9,309                   86,546                         --                      --
                   947,880                  9,047,702                2,078,249                         --               1,892,671

                        --                         --                  (23,464)                        --                      --
                   318,093                  3,563,157                1,501,885                         --                 120,218
         ------------------       -------------------       ------------------       --------------------        ----------------
         $       7,792,117         $       59,632,419       $       86,342,671       $        299,311,612        $     50,313,201
         ==================       ===================       ==================       ====================        ================
                   543,454                  4,564,901                8,521,976                299,311,612               4,633,776
         ==================       ===================       ==================       ====================        ================
         $           14.34         $            13.06       $            10.13       $               1.00        $          10.86
         ==================       ===================       ==================       ====================        ================


                             FREMONT MUTUAL FUNDS

                                                    FREMONT MUTUAL FUNDS, INC.
                                                    Year Ended October 31, 1995
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                           International        International
                                                                        Global                 Growth              Small Cap
                                                                         Fund                   Fund                 Fund
                                                                -------------------       ---------------       --------------
Investment income:
    Interest                                                          $  12,543,616       $       165,307       $       16,001
    Dividends                                                             5,033,955               623,022               86,278
                                                                      -------------       ---------------       --------------
      TOTAL INCOME*                                                      17,577,571               788,329              102,279
                                                                      -------------       ---------------       --------------
EXPENSES:
    Investment advisory and administrative fees (Note 2)                  3,418,558               439,970               68,433
    Shareholders servicing fees                                              66,012                    --                   --
    Custody fees                                                            227,315                    --                   --
    Accounting fees                                                         160,313                    --                   --
    Audit and legal fees                                                     39,967                    --                   --
    Directors' fees (Note 2)                                                  1,936                    --                   --
    Registration fees                                                        25,099                    --                   --
    Other                                                                    75,790                    --                   --
                                                                      -------------       ---------------       --------------
      TOTAL EXPENSES BEFORE REDUCTIONS                                    4,014,990               439,970               68,433
      Expenses waived by Advisor                                                 --                    --              (11,894)
                                                                      -------------       ---------------       --------------
        TOTAL NET EXPENSES                                                4,014,990               439,970               56,539
                                                                      -------------       ---------------       --------------
            NET INVESTMENT INCOME (LOSS)                                 13,562,581               348,359               45,740
                                                                      -------------       ---------------       --------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
    Net realized gain (loss) from:
        Investments                                                      23,444,879              (948,173)             (21,568)
        Transactions in written options                                          --                    --                   --
        Foreign currency transactions                                      (435,755)              (53,746)             (14,440)
    Net increase (decrease) in unrealized appreciation
        (depreciation) on:
        Investments                                                      18,907,997               601,879             (203,902)
        Translation of assets and liabilities in foreign currencies         (44,605)                  (47)              10,337
                                                                      -------------       ---------------       --------------
            Net realized and unrealized gain (loss) from investments
                and foreign currency                                     41,872,516              (400,087)            (229,573)
                                                                      -------------       ---------------       --------------
                NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
                    OPERATIONS                                        $  55,435,097       $       (51,728)      $     (183,833)
                                                                      =============       ===============       ==============

* Net of foreign taxes withheld of $332,410 for the Global Fund, $56,603 for the International Growth Fund, $9,851 for the International Small Cap Fund, and $6,417 for the Growth Fund.

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                                                                                                   California
              U.S.                                                         Money                  Intermediate
           Micro-Cap           Growth             Bond                     Market                   Tax-Free
              Fund              Fund              Fund                      Fund                      Fund
         --------------   ---------------  ------------------       --------------------      -----------------
         $       46,139   $       146,366  $       4,960,774        $        17,148,782       $       3,057,222
                  5,964           631,693             35,250                         --                      --
         --------------   ---------------  ------------------       --------------------      -----------------
                 52,103           778,059          4,996,024                 17,148,782               3,057,222
         --------------   ---------------  ------------------       --------------------      -----------------

                 94,198           254,882            377,026                  1,049,432                 284,195
                     --            21,248             19,824                     27,468                  22,228
                     --            44,248             19,251                     31,251                   9,761
                     --            20,169             31,453                     86,187                  31,515
                     --            14,841             14,978                     17,912                  23,437
                     --             1,936              1,936                      1,936                   1,936
                     --            17,115             19,596                     51,707                   3,309
                     --            21,380             28,830                     22,361                  15,514
         --------------   ---------------  ------------------       --------------------      -----------------
                 94,198           395,819            512,894                  1,288,254                 391,895
                (16,899)          (16,411)          (102,754)                  (428,369)               (117,038)
         --------------   ---------------  ------------------       --------------------      -----------------
                 77,299           379,408            410,140                    859,885                 274,857
         --------------   ---------------  ------------------       --------------------      -----------------
                (25,196)          398,651          4,585,884                 16,288,897               2,782,365
         --------------   ---------------  ------------------       --------------------      -----------------



                347,186         3,482,283          1,890,998                         --                 119,954
                     --                --            339,267                         --                      --
                     --                --             82,647                         --                      --
                888,690         6,445,736          3,540,395                         --               3,671,361
                     --                --            (23,464)                        --                      --
         --------------   ---------------  ------------------       --------------------      -----------------
              1,235,876         9,928,019          5,829,843                         --               3,791,315
         --------------   ---------------  ------------------       --------------------      -----------------
         $    1,210,680       $10,326,670        $10,415,727        $        16,288,897        $      6,573,680
         ==============   ===============  ==================       ====================      =================


                             FREMONT MUTUAL FUNDS

                                                    FREMONT MUTUAL FUNDS, INC.
                                                         October 31, 1995
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             International
                                                                                    Global                       Growth
                                                                                     Fund                         Fund
                                                                         --------------------------      --------------------------
                                                                            Year            Year           Year           Period
                                                                           Ended           Ended           Ended           Ended
                                                                          10/31/95        10/31/94        10/31/95       10/31/94#
                                                                         ----------      ----------      ----------      ----------
Increase (decrease) in net assets from:
    Net investment income (loss)                                       $ 13,562,581    $  7,743,896     $   348,359     $    91,239
    Net realized gain (loss) from investments and transactions
        in written options                                               23,444,879       6,718,710        (948,173)     (1,334,365)
    Net realized gain (loss) from foreign currency transactions            (435,755)     (4,600,634)        (53,746)       (100,792)
    Net unrealized appreciation (depreciation) on investments            18,907,997        (813,173)        601,879       1,457,657
    Net unrealized appreciation (depreciation) on translation of
        assets and liabilities in foreign currencies                        (44,605)         83,063             (47)            708
                                                                       ------------      ----------      ----------      ----------
        Net increase (decrease) in net assets resulting from operations  55,435,097       9,131,862         (51,728)        114,447
                                                                       ------------      ----------      ----------      ----------
Distributions to shareholders:
    From net investment income                                          (16,914,918)     (2,968,563)       (269,553)             --
    From net realized gains                                              (1,140,840)     (3,909,900)             --              --
                                                                       ------------      ----------      ----------      ----------
          Total distributions                                           (18,055,758)     (6,878,463)       (269,553)             --
                                                                       ------------      ----------      ----------      ----------
Capital share transactions:
    Proceeds from shares sold                                           110,900,850     309,350,014       4,286,553      32,167,188
    Payments for shares redeemed                                       (136,942,988)    (51,004,535)     (1,803,707)     (2,556,349)
    Reinvested dividends                                                 17,395,011       6,698,270         269,162              --
                                                                       ------------      ----------      ----------      ----------
          Total capital share transactions                               (8,647,127)    265,043,749       2,752,008      29,610,839
                                                                       ------------      ----------      ----------      ----------
        Net increase (decrease) in net assets                            28,732,212     267,297,148       2,430,727      29,725,286

Net assets at beginning of period                                       453,622,644     186,325,496      29,725,286              --
                                                                       ------------      ----------      ----------      ----------
NET ASSETS AT END OF PERIOD**                                          $482,354,856    $453,622,644    $ 32,156,013    $ 29,725,286
                                                                       ============      ==========      ==========      ==========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                  8,368,781      23,760,853         433,837       3,298,539
    Redeemed                                                            (10,326,949)     (3,868,898)       (188,969)       (261,900)
    Reinvested dividends                                                  1,282,980         505,604          27,727              --
                                                                       ------------      ----------      ----------      ----------
        Net increase (decrease) in capital share transactions              (675,188)     20,397,559         272,595       3,036,639
                                                                       ============      ==========      ==========      ==========



    #       Period from February 1, 1994 (commencement of operations) to October 31, 1994.
    +       Period from June 30, 1994 (commencement of operations) to October 31, 1994.
    **      Net assets at end of October 31, 1995 and October 31, 1994, respectively, include undistributed net investment income (loss) of $2,004,174 and $5,356,511 for the Global Fund, $170,045 and $91,239 for the
            International Growth Fund, $9,448 and $(1,256) for the International Small Cap Fund, $(25,253) and $(57)
            for the U.S. Micro-Cap Fund, $9,309 and $115,797 for the Growth Fund, and $86,546 and $31,900 for the Bond Fund.

The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS


         International                          U.S.
           Small Cap                          Micro-Cap                         Growth                              Bond
             Fund                               Fund                             Fund                               Fund
 ---------------------------       ---------------------------       ---------------------------       ---------------------------
    Year             Period            Year            Period           Year              Year             Year             Year
   Ended              Ended           Ended             Ended           Ended             Ended            Ended            Ended
  10/31/95         10/31/94+        10/31/95         10/31/94+        10/31/95         10/31/94          10/31/95        10/31/94
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------

$    45,740      $    (1,256)     $   (25,196)     $     3,969     $    398,651     $    466,106      $ 4,585,884      $ 1,724,273

    (21,568)              (3)         347,186           (3,840)       3,482,283        2,473,244        2,230,265         (791,756)
    (14,440)          (7,874)              --               --               --               --           82,647          (19,271)
   (203,902)         (12,670)         888,690           59,190        6,445,736       (2,336,664)       3,540,395       (1,714,573)

     10,337          (11,283)              --               --               --               --          (23,464)              --
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
   (183,833)         (33,086)       1,210,680           59,319       10,326,670          602,686       10,415,727         (801,327)
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------

    (35,036)              --               --           (4,026)        (505,139)        (392,103)      (4,531,238)      (1,692,373)
         --               --               --               --         (241,849)      (2,111,288)              --               --
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
    (35,036)              --               --           (4,026)        (746,988)      (2,503,391)      (4,531,238)      (1,692,373)
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------

  2,849,192        2,379,855        6,143,180        2,580,755       32,879,457        6,851,457       25,537,155       66,602,800
   (172,610)        (579,201)      (1,614,127)        (587,625)     (10,815,329)     (22,505,837)     (13,731,939)     (13,183,239)
     19,578               --               --            3,961          744,451        2,493,398        4,408,916        1,579,670
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
  2,696,160        1,800,654        4,529,053        1,997,091       22,808,579      (13,160,982)      16,214,132       54,999,231
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
  2,477,291        1,767,568        5,739,733        2,052,384       32,388,261      (15,061,687)      22,098,621       52,505,531

  1,767,568               --        2,052,384               --       27,244,158       42,305,845       64,244,050       11,738,519
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
$ 4,244,859      $ 1,767,568      $ 7,792,117      $ 2,052,384      $59,632,419      $27,244,158      $86,342,671      $64,244,050
 ==========       ==========       ==========       ==========       ==========       ==========       ==========       ==========

    308,867          237,224          462,168          254,056        2,872,926          618,873        2,579,889        6,969,743
    (18,867)         (57,953)        (117,136)         (56,017)        (981,267)      (2,009,215)      (1,429,749)      (1,361,785)
      2,175               --               --              383           68,568          236,032          454,805          166,041
 ----------       ----------       ----------       ----------       ----------       ----------       ----------       ----------
    292,175          179,271          345,032          198,422        1,960,227       (1,154,310)       1,604,945        5,773,999
 ==========       ==========       ==========       ==========       ==========       ==========       ==========       ==========


                             FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 1995
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                               California
                                                                                                             Intermediate
                                                                                 Money                         Tax-Free
                                                                                 Market                          Fund
                                                                         -------------------------     ------------------------
                                                                             Year           Year           Year          Year
                                                                            Ended          Ended          Ended         Ended
                                                                           10/31/95       10/31/94       10/31/95     10/31/94
                                                                           --------       --------       --------     ---------


INCREASE (DECREASE) IN NET ASSETS FROM:
   Net investment income                                                 $ 16,288,897   $  3,377,829   $  2,782,365  $  3,147,340
   Net realized gain from investments                                              --             --        119,954        38,458
   Net unrealized appreciation (depreciation) on investments                       --             --      3,671,361    (5,886,267)
                                                                         ------------    ------------   -----------  ------------
       Net increase (decrease) in net assets resulting from operations     16,288,897      3,377,829      6,573,680    (2,700,469)
                                                                         ------------    ------------   -----------  ------------
   Distributions to shareholders:
       From net investment income                                         (16,288,897)    (3,377,829)    (2,782,365)   (3,147,340)
       From net realized gains                                                     --             --         (4,639)     (108,666)
                                                                         ------------    ------------   -----------  ------------
           Total distributions                                            (16,288,897)    (3,377,829)    (2,787,004)   (3,256,006)
                                                                         ------------    ------------   -----------  ------------
   Capital share transactions:
       Proceeds from shares sold                                          297,387,013    260,385,003      2,822,896    15,326,306
       Payments for shares redeemed                                      (238,529,846)   (63,534,667)   (17,111,368)  (13,768,196)
       Reinvested dividends                                                16,015,143      3,382,435      2,510,108     2,987,160
                                                                         ------------    ------------   -----------  ------------
           Total capital share transactions                                74,872,310    200,232,771    (11,778,364)    4,545,270
                                                                         ------------    ------------   -----------  ------------
       Net increase (decrease) in net assets                               74,872,310    200,232,771     (7,991,688)   (1,411,205)

Net assets at beginning of period                                         224,439,302     24,206,531     58,304,889    59,716,094
                                                                         ------------    ------------   -----------  ------------
NET ASSETS AT END OF PERIOD**                                            $299,311,612   $224,439,302   $ 50,313,201  $ 58,304,889
                                                                         ============    ===========    ===========  ============

CAPITAL TRANSACTIONS IN SHARES:
       Sold                                                               297,387,013    260,385,003        270,058     1,392,273
       Redeemed                                                          (238,529,846)   (63,534,667)    (1,629,211)   (1,297,341)
       Reinvested dividends                                                16,015,143      3,382,435        239,479       280,888
                                                                         ------------    ------------   -----------  ------------
           Net increase (decrease) in capital share transactions           74,872,310    200,232,771     (1,119,674)      375,820
                                                                         ============    ===========    ===========  ============

**     There was no undistributed net investment income for the Money
Market Fund or the California Intermediate Tax-Free Fund at October 31, 1995 nor at October 31, 1994.


The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                 This page has been left blank intentionally.





                             FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 1995
-------------------------------------------------------------------------------

GLOBAL FUND

                                                                           Years ended October 31
                                                            --------------------------------------------------
                                                              1995       1994       1993       1992      1991
                                                              ----       ----       ----       ----      ----
SELECTED PER SHARE DATA
for one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                      $13.13     $13.17     $11.52     $11.25     $9.93
                                                             ------     ------     ------     ------    ------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                     .40        .26        .32        .39       .47
      Net realized and unrealized gain (loss)                  1.24       (.03)      1.67        .40      1.34
                                                             ------     ------     ------     ------    ------
         Total investment operations                           1.64        .23       1.99       0.79      1.81
                                                             ------     ------     ------     ------    ------
   LESS DISTRIBUTIONS
      From net investment income                               (.50)      (.14)      (.26)      (.40)     (.45)
      From net realized gains                                  (.03)      (.13)      (.08)      (.11)     (.04)
      Return of capital                                          --         --         --       (.01)       --
                                                             ------     ------     ------     ------    ------
         Total distributions                                   (.53)      (.27)      (.34)      (.52)     (.49)
                                                             ------     ------     ------     ------    ------
   NET ASSET VALUE, END OF PERIOD                            $14.24     $13.13     $13.17     $11.52    $11.25
                                                             ======     ======     ======     ======    ======

TOTAL RETURN                                                  12.78%      1.74%     17.51%      7.10%    18.38%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                $482,355   $453,623   $186,325   $101,839   $74,502
   Ratio of expenses to average net assets                      .88%       .95%       .99%      1.09%     1.12%
   Ratio of net investment income to average net assets        2.98%      2.47%      2.89%      3.41%     4.34%
   Portfolio Turnover Rate                                       83%        52%        40%        50%       81%

INTERNATIONAL GROWTH FUND

                                                             Year                  Period from
                                                            Ended               March 1, 1994 to
                                                       October 31, 1995         October 31, 1994
                                                       ----------------         ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                       $9.79                     $9.57
                                                              -----                     -----
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                     .10                       .02
      Net realized and unrealized gain (loss)                  (.09)                      .20
                                                              -----                     -----
         Total investment operations                            .01                       .22
                                                              -----                     -----
   LESS DISTRIBUTIONS
      From net investment income                               (.08)                       --
      From net realized gains                                    --                        --
                                                              -----                     -----
         Total distributions                                   (.08)                       --
                                                              -----                     -----
      NET ASSET VALUE, END OF PERIOD                          $9.72                     $9.79
                                                              =====                     =====
TOTAL RETURN                                                   0.13%                     3.44%*
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                 $32,156                   $29,725
   Ratio of expenses to average net assets                     1.50%                     1.50%*
   Ratio of net investment income to average net assets        1.19%                      .35%*
   Portfolio Turnover Rate                                       32%                       44%*

*Annualized

The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
                   Financial Highlights - October 31, 1995

---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP FUND
                                                                               Year                  Period from
                                                                              Ended                June 30, 1994 to
                                                                        October 31, 1995           October 31, 1994
                                                                        ----------------           ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                                      $9.86                    $10.00
                                                                              -------                   -------

     INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)(a)                                          .10                      (.01)
        Net realized and unrealized loss                                        (.88)                     (.13)
                                                                              -------                   -------
             Total investment operations                                        (.78)                     (.14)
                                                                              -------                   -------
     LESS DISTRIBUTIONS
        From net investment income                                              (.08)                       --
        From net realized gains                                                   --                        --
                                                                              -------                   -------
             Total distributions                                                (.08)                       --
                                                                              -------                   -------
     NET ASSET VALUE, END OF PERIOD                                            $9.00                     $9.86
                                                                              =======                   =======

TOTAL RETURN #                                                                 -7.96%                    -4.15%*

RATIOS AND SUPPLEMENTAL DATA

     Net assets, end of period (000s omitted)                                 $4,245                    $1,768
     Ratio of expenses to average net assets (a)                                2.06%                     2.50%*
     Ratio of net investment income (loss) to average net assets (a)            1.67%                     -.28%*
     Portfolio Turnover Rate                                                      96%                       --

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

#   Total return would have been lower had the advisor not waived expenses.


U.S. MICRO-CAP FUND

                                                                               Year                  Period from
                                                                              Ended                June 30, 1994 to
                                                                        October 31, 1995           October 31, 1994
                                                                        ----------------           ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.34                     $10.00
                                                                             ------                     ------
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss) (a)                                       (.05)                       .02
        Net realized and unrealized gain                                       4.05                        .34
                                                                             ------                     ------
             Total investment operations                                       4.00                        .36
                                                                             ------                     ------

     LESS DISTRIBUTIONS
        From net investment income                                               --                       (.02)
        From net realized gains                                                  --                         --
                                                                             ------                     ------
             Total distributions                                                 --                       (.02)
                                                                             ------                     ------
     NET ASSET VALUE, END OF PERIOD                                          $14.34                     $10.34
                                                                             ======                    =======

TOTAL RETURN #                                                                38.68%                     10.69%*
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                                $7,792                     $2,052
     Ratio of expenses to average net assets (a)                               2.04%                      2.50%*
     Ratio of net investment income (loss) to average net assets (a)           -.67%                       .68%*
     Portfolio Turnover Rate                                                    144%                       129%*

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been - $.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.
#   Total return would have been lower had the advisor not waived expenses.


The accompanying notes are an integral part of these financial statements.

                             FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 1995
--------------------------------------------------------------------------------

GROWTH FUND
                                                                       Years ended October 31            Period from
                                                                      -------------------------         August 14, 1992
                                                                      1995        1994         1993    to October 31, 1992
                                                                      ----        ----         ----    -------------------
SELECTED PER SHARE DATA
for one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                            $10.46      $11.25       $10.08         $  9.92
                                                                    ------      ------       ------         -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                       .13         .21          .13             .02
        Net realized and unrealized gain (loss)                       2.74        (.02)        1.16             .18
                                                                    ------      ------       ------         -------
             Total investment operations                              2.87         .19         1.29             .20
                                                                    ------      ------       ------         -------
    LESS DISTRIBUTIONS
         From net investment income                                   (.17)       (.18)        (.12)           (.04)
         From net realized gains                                      (.10)       (.80)          --              --
                                                                    ------      ------       ------         -------
             Total distributions                                      (.27)       (.98)        (.12)           (.04)
                                                                    ------      ------       ------         -------
    NET ASSET VALUE, END OF PERIOD                                  $13.06      $10.46       $11.25          $10.08
                                                                    ======      ======       ======         =======

TOTAL RETURN #                                                       28.12%       1.72%       12.80%           9.35%*
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                       $59,632     $27,244      $42,306         $32,388
    Ratio of expenses to average net assets(a)                         .97%        .94%         .87%            .94%*
    Ratio of net investment income to average net assets(a)           1.02%       1.31%        1.19%           1.08%*
    Portfolio Turnover Rate                                            108%         55%          44%             49%*

*Annualized
(a)  Management and other expenses charged since the Fund's inception have been phased-in over time.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and
     1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31,
     1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992.

#    Total return would have been lower had the advisor not waived expenses.

BOND FUND
                                                                   Years ended October 31                Period from
                                                                 ----------------------------           April 30, 1993
                                                                      1995        1994                to October 31, 1993
                                                                      ----        ----                -------------------

SELECTED PER SHARE DATA
for one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                             $9.29      $10.27                      $10.04
                                                                    ------      ------                     -------
    INCOME FROM INVESTMENT OPERATIONS
         Net investment income(a)                                      .65         .53                         .27
         Net realized and unrealized gain (loss)                       .83        (.98)                        .24
                                                                    ------      ------                     -------
             Total investment operations                              1.48        (.45)                        .51
                                                                    ------      ------                     -------
    LESS DISTRIBUTIONS
         From net investment income                                   (.64)       (.53)                       (.27)
         From net realized gains                                        --          --                        (.01)
                                                                    ------      ------                     -------
             Total distributions                                      (.64)       (.53)                      (0.28)
                                                                    ------      ------                     -------
    NET ASSET VALUE, END OF PERIOD                                  $10.13       $9.29                      $10.27
                                                                    ======      ======                     =======

TOTAL RETURN #                                                       16.49%      -4.42%                      10.21%*
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                       $86,343     $64,244                     $11,738
    Ratio of expenses to average net assets(a)                         .60%        .66%                        .50%*
    Ratio of net investment income to average net assets(a)           6.69%       5.76%                       5.35%*
    Portfolio Turnover Rate                                             21%        205%                         13%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased in over time.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04%, and
    5.38%, respectively, for the year ended October 30, 1994; and $.23, 1.23% and 4.62%, respectively, for the period ended
    October 31, 1993.

#   Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.


                             FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 1995
-------------------------------------------------------------------------------

MONEY MARKET FUND

                                                                     Years ended October 31
                                                          -----------------------------------------------
                                                           1995      1994       1993      1992       1991
                                                          -----     -----      -----     -----       ----
SELECTED PER SHARE DATA
for one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                 $   1.00  $   1.00    $  1.00   $  1.00     $  1.00
                                                         --------  --------    -------   -------     -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                              .06       .03        .03       .04         .06
                                                         --------  --------    -------   -------     -------
            Total investment operations                       .06       .03        .03       .04         .06
                                                         --------  --------    -------   -------     -------
    LESS DISTRIBUTIONS
        From net investment income                           (.06)     (.03)      (.03)     (.04)       (.06)
                                                         --------  --------    -------   -------     -------
            Total distributions                              (.06)     (.03)      (.03)     (.04)       (.06)
                                                         --------  --------    -------   -------     -------
    NET ASSET VALUE, END OF PERIOD                          $1.00     $1.00      $1.00     $1.00       $1.00
                                                         ========  ========    =======   =======     =======
TOTAL RETURN #                                               5.84%     3.49%      2.66%     3.73%       6.51%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)             $299,312  $224,439    $24,207   $31,832     $33,814
    Ratio of expenses to average net assets(a)                .30%      .46%       .67%      .70%        .51%
    Ratio of net investment income to average net assets(a)  5.70%     4.02%      2.62%     3.70%       6.44%

(a) Administrative fees have been voluntarily waived for the period from April 1, 1990 to October 31, 1995.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03,
    .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended
    October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992; and $.06, .66% and 6.29%, respectively, for the year ended October 31, 1991.

#   Total return would have been lower had the advisor not waived expenses.


CALIFORNIA INTERMEDIATE
TAX-FREE FUND

                                                                         Years ended October 31                 Period from
                                                                     -----------------------------           November 16, 1990
                                                                      1995   1994    1993     1992           to October 31, 1991
                                                                      ----   ----    ----     ----           --------------------
SELECTED PER SHARE DATA
for one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.13 $ 11.10  $ 10.55   $  10.3             $  10.11
                                                                   ------- -------  -------   -------             --------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income(a)                                        .53     .53      .55        .57                 .58
       Net realized and unrealized gain (loss)                         .73    (.97)     .62        .19                 .34
                                                                   ------- -------  -------   -------             --------
           Total investment operations                                1.26    (.44)    1.17        .76                 .92
                                                                   ------- -------  -------   -------             --------
    LESS DISTRIBUTIONS
       From net investment income                                     (.53)   (.53)    (.55)      (.57)               (.58)
       From net realized gains                                          --      --     (.07)      (.03)               (.06)
                                                                   ------- -------  -------   -------             --------
           Total distributions                                        (.53)   (.53)    (.62)      (.60)               (.64)
                                                                   ------- -------  -------   -------             --------
    NET ASSET VALUE, END OF PERIOD                                 $ 10.86 $ 10.13  $ 11.10   $  10.55            $  10.39
                                                                   ======= =======  =======   ========            ========
TOTAL RETURN #                                                       12.77%  -3.94%   11.37%      7.37%               9.78%*
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                       $50,313 $58,305  $59,716   $ 44,305            $ 33,572
    Ratio of expenses to average net assets(a)                         .50%    .51%     .50%       .54%                .36%*
    Ratio of net investment income to average net assets(a)           5.08%   4.94%    5.05%      5.38%               5.88%*
    Portfolio Turnover Rate                                             18%     21%      26%        18%                 41%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased-in over time.  If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and
    $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992; and $.53, .88% and 5.36%, respectively, for the period November 16, 1990 to October 31, 1991.

#   Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.


                                                       FREMONT MUTUAL FUNDS

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                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements - October 31, 1995
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eight series:

  o the FREMONT GLOBAL FUND
  o the FREMONT INTERNATIONAL GROWTH FUND
  o the FREMONT INTERNATIONAL SMALL CAP FUND
  o the FREMONT U.S. MICRO-CAP FUND
  o the FREMONT GROWTH FUND
  o the FREMONT BOND FUND
  o the FREMONT MONEY MARKET FUND
  o the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
    (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

Several funds were offered on a private placement basis to qualified investors prior to their registration for sale under the Securities Act of 1933 and subsequent offering to the general public. The funds and their respective registration dates are as follows :

                                        Registration Date Under
                                -----------------------------------------
                                Investment Company       Securities Act
                                   Act of 1940               of 1933
                                ------------------       ----------------
         Fund
         ----
         International Growth     February 1, 1994          March 1, 1994
         Growth                       May 11, 1992        August 14, 1992
         Bond                        March 1, 1993         April 30, 1993
         California Tax-Free          July 2, 1990      November 16, 1990

Because the dates on which the shares were offered for public sale do not coincide with the dates these funds began operations, the Financial Highlights contained in this report for these funds reflect information only from public offer date as required by the Securities and Exchange Commission.

A.  SECURITY VALUATIONS
    Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

    Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

B.  SECURITY TRANSACTIONS
    Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C.  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
    Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund and the International Small Cap Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date.


                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements - October 31, 1995
--------------------------------------------------------------------------------

  D.  EXPENSE ALLOCATION
      The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

  E.  INCOME TAXES
      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of the California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

      Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements.These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

      Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1995. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1995 which expire in the years indicated.

                        Fund                        Amount        Expires in
                        ----                     -----------      ----------
                        International Growth     $ 1,334,365         2002
                                                     948,173         2003
                        International Small Cap       21,571         2003

      Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

  F.  FOREIGN CURRENCY TRANSLATION
      The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

      For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain(loss) will occur when such securities and transactions are translated into U.S. dollars. Such Funds have adopted Statement of Position (SOP) 93-4: Foreign Currency Accounting and Financial Statement Presentation for Investment Companies effective November 1, 1993. The key provisions of the SOP and its impact on the financial statements are summarized below.

      Certain transactions which result in realized currency gain(loss) are reported on the Statements of Operations as Realized Gain(Loss) from Foreign Currency Transactions. These are: currency gain(loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

      Realized currency gain(loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain(loss) and is included under the caption Realized Gain(Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain(loss), unrealized currency gain(loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain(loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.


                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements - October 31, 1995
--------------------------------------------------------------------------------

  G.  FORWARD FOREIGN CURRENCY CONTRACTS
      A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

      The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

      In addition, the Global Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

      The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset where there is appreciation or as a liability if depreciated) and not the actual underlying values. At October 31, 1995 the underlying values for open foreign currency contracts were as follows:


                                                                                               NET UNREALIZED
                       SETTLEMENT          TO RECEIVE            INITIAL          CURRENT        APPRECIATION
                         DATE             (TO DELIVER)            VALUE            VALUE        (DEPRECIATION)
                       ----------        -------------        ------------      -----------      -------------
        Global Fund      11/16/95         NLG   5,036,938       $ 3,164,899      $ 3,188,944       $     24,045
                         11/01/95          DM  (1,562,850)       (1,116,640)      (1,109,860)             6,780
                                                                                                   ------------
                                                                                                         30,825
                                                                                                   ============
        Bond Fund        11/30/95          DM  (6,116,000)      $(4,331,123)     $(4,348,692)      $    (17,569)
                         12/08/95          DM    (591,840)         (416,789)        (420,987)            (4,198)
                                                                                                  -------------
                                                                                                   $    (21,767)
                                                                                                  =============

        DM - Deutschemark, NLG - Netherlands Gilder

  H.  FUTURES
      A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

      At October 31, 1995, the following Funds had futures contracts outstanding:

                                                                                                            NET
                                          CONTRACTS                                                      UNREALIZED
                                           TO BUY     EXPIRATION   INITIAL      CURRENT                 APPRECIATION
                                          (TO SELL)     DATE        VALUE        VALUE                 (DEPRECIATION)
                                          ---------   ----------   -------      -------                 -------------
  Global Fund
  -----------
  Deutschemark                              (707)      Dec 95   $(60,111,967)    $(62,905,325)        $ (2,793,358)
                                                                                                      ============

  Bond Fund
  ---------
  5 yr. U.S. Treasury Note                   100       Dec 95   $ 10,720,156     $ 10,832,812         $    112,656
  10 yr. U.S. Treasury Note                  175       Dec 95     19,288,906       19,517,969              229,063
  30 yr. U.S. Treasury Bond                   70       Dec 95      7,940,625        8,194,375              253,750
  10 yr. Federal Republic of Germany Bond     40       Dec 95  DM  9,474,000    DM  9,663,000*             127,983
                                                                                                      ------------
                                                                                                      $    723,452
                                                                                                      ============


        DM-Deutschemark
      * The current value of these contracts in U.S. dollars is $6,862,195.

  At October 31, 1995, $2,000,000 and $660,000 par value of U.S. Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts for the Global Fund and the Bond Fund, respectively.


                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.

               Notes to Financial Statements - October 31, 1995
-------------------------------------------------------------------------------

I.       SECURITIES LENDING
         All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

         The Funds receive a portion of the income earned on the collateral. For the year ended October 31, 1995, transactions in securities lending resulted in fee income to the Global, International Growth, International Small Cap and Growth Funds of $82,438, $9,361, $244 and $1,816, respectively.

         At October 31, 1995, no Fund had securities out on loan.


2.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

INVESTMENT ADVISOR
The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of The Fremont Group, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                       ADVISORY FEE                             ADMINISTRATIVE FEE

         Global Fund                                 .60% on all net assets                     .15% on all net assets

         International Growth Fund                  1.50% on all net assets                             --

         International Small Cap Fund (*)           2.50% on first $30 million                          --
                                                    2.00% on next $70 million                           --
                                                    1.50% on balance over $100 million                  --

         U.S. Micro-Cap Fund (*)                    2.50% on first $30 million                          --
                                                    2.00% on next $70 million                           --
                                                    1.50% on balance over $100 million                  --

         Growth Fund(*)                              .50% on all net assets                     .15% on all net assets

         Bond Fund(*)                                .40% on all net assets                     .15% on all net assets

         Money Market Fund(*)                        .30% on first $50 million                  .15% on all net assets
                                                     .20% on balance over $50 million

         California Intermediate Tax-Free Fund(*)    .40% on first $25 million                  .15% on all net assets
                                                     .35% on next $25 million
                                                     .30% on next $50 million
                                                     .25% on next $50 million
                                                     .20% on balance over $150 million

(*) The Advisor has voluntarily waived some of its fees for these Funds. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future.

        For the International Small Cap Fund and the U.S. Micro-Cap Fund, effective February 1, 1995, the Advisor is voluntarily limiting the advisory fee to a reduced rate of 1.98% of net assets.

        For the Growth Fund, the Advisor waived the entire administrative fee until June 26, 1992 when it began charging a voluntarily reduced rate of 0.01% of net assets. This waiver was eliminated on April 1, 1995.

        For the California Intermediate Tax-Free Fund, the Advisor has waived part or all of the advisory and administrative fees at various times. Currently, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively.


                             FREMONT MUTUAL FUNDS


                                      54


                          FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements - October 31, 1995
-----------------------------------------------------------------------------

         For the Bond Fund, the Advisor waived its investment advisory fee until March 1, 1994 when it began charging .25% of net assets. The advisory fee remained at .25% until June 15, 1994 when it was charged at the full rate of .40% of net assets. The administrative fee has been waived in its entirety until further notice. In addition, the Advisor had limited the other operating expenses of the Fund to 0.50%
         of net assets until July 14,   1994 when the Fund began bearing all of
         its own expenses.

         For the Money Market Fund, the Advisor has waived the administrative fee in its entirety since April 1, 1990.

    Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers and expense limitations under each Fund's Financial Highlights table.

    Under the terms of the Advisory agreements, the Advisor receives a single management fee from the International Growth Fund, the International Small Cap Fund, and the U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

    Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1995, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

    OTHER RELATED PARTIES
    At October 31, 1995 The Fremont Group, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various
    Funds:

                                               % of Shares
                                               Outstanding
                                               -----------
           Global Fund                              65%
           International Growth Fund                91%
           International Small Cap Fund             21%
           U.S. Micro-Cap Fund                      31%
           Growth Fund                              71%
           Bond Fund                                92%
           Money Market Fund                        83%
           California Intermediate Tax-Free Fund    63%

    Additionally, Morgan Grenfell Capital Management, Inc., subadvisor of the U.S. Micro-Cap Fund, owned approximately 9% of the Fund. Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or The Fremont Group, Inc.

3.  ORGANIZATION COSTS

    Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.  PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

    Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1995 were as follows:

                                                 Purchases        Proceeds
                                                 ---------        --------
         LONG TERM SECURITIES EXCLUDING US GOVERNMENT SECURITIES:

         Global Fund                            $375,014,303    $327,950,059
         International Growth Fund                12,325,575       8,485,050
         International Small Cap Fund              5,242,125       2,353,699
         U.S. Micro-Cap Fund                       8,565,687       4,411,818
         Growth Fund                              60,533,280      40,259,370
         Bond Fund                                16,907,058       9,337,949
         California Intermediate Tax-Free Fund     9,455,820      19,021,435

         LONG TERM US GOVERNMENT SECURITIES:

         Global Fund                            $ 20,988,232    $ 25,498,348
         Bond Fund                                10,112,310       2,121,850

                             FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements - October 31, 1995
    ---------------------------------------------------------------------------
    Transactions in written put and call options for the year ended October 31, 1995 for the Bond Fund were as follows:

                                                           Amount of  Number of
                                                           Premiums   Contracts
                                                           ---------  ---------
         Options outstanding at October 31, 1994            $20,013        50
         Options sold                                       396,877       710
         Options cancelled in closing purchase transactions      --        --
         Options expired prior to exercise                 (345,437)     (620)
         Options exercised                                  (47,705)      (70)
                                                           --------     -----
         Options outstanding at October 31, 1995            $23,748        70
                                                           ========     =====


The following written options were outstanding at October 31, 1995:


                                           Number of  Exercise Expiration
                   Name of Issuer         Contracts    Price      Date    Value
                   --------------         ----------  -------- ---------- -----
    Put Options:  CBOT 30 yr. U.S.
                    Treasury Bond Futures     70        112     11/17/95 $2,188

    CBOT   --     Chicago Board of Trade


    The Bond Fund received premiums of $23,748 on these contracts and has an unrealized gain of $21,560. The total notional value underlying these contracts is $7,000,000.

5.  PORTFOLIO CONCENTRATIONS

    Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.  UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

    At October 31, 1995, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                     Gross Aggregate Unrealized
                                                              --------------------------------------------
                                                     Cost     Appreciation     Depreciation        Net
                                                 ------------ ------------    -------------    -----------
         Global Fund                             $436,028,883  $56,758,719    $ (10,411,381)   $46,347,338
         International Growth Fund                 30,095,936    4,381,143       (2,321,607)     2,059,536
         International Small Cap Fund               4,384,475      252,366         (468,938)      (216,572)
         U.S. Micro-Cap Fund                        6,795,869    1,232,783         (290,023)       942,760
         Growth Fund                               50,189,029    9,921,703         (915,878)     9,005,825
         Bond Fund                                 83,794,520    2,026,421         (693,184)     1,333,237
         Money Market Fund                        303,888,378           --               --             --
         California Intermediate Tax-Free Fund     47,760,684    2,092,397         (199,726)     1,892,671


                             FREMONT MUTUAL FUNDS


                                      56